                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 /X/
                              (File No. 002-77092)

                         Pre-Effective Amendment No. / /
                       Post-Effective Amendment No. 25 /X/

                                     and/or

       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 /X/
                              (File No. 811-00594)

                              Amendment No. 25 /X/
                        (Check appropriate box or boxes.)

                        GENERAL SECURITIES, INCORPORATED
               (Exact Name of Registrant as Specified in Charter)

                  5100 EDEN AVENUE, SUITE 204, EDINA, MN 55436
               (Address of Principal Executive Offices) (Zip Code)

                                 (952) 927-6799
              (Registrant's Telephone Number, including Area Code)

                                CRAIG H. ROBINSON
                  5100 EDEN AVENUE, SUITE 204, EDINA, MN 55436
                     (Name and Address of Agent for Service)

                                    COPY TO:
                              John R. Houston, Esq.
                     Robins, Kaplan, Miller & Ciresi L.L.P.
                         800 LaSalle Avenue, Suite 2800
                          Minneapolis, Minnesota 55402

 It is proposed that this filing will become effective (check appropriate box):
        / / Immediately upon filing pursuant to paragraph (b) of Rule 485
           /X/ On March 24, 2004 pursuant to paragraph (b) of Rule 485
        / / 60 days after filing pursuant to paragraph (a)(1) of Rule 485
             / / On [date] pursuant to paragraph (a)(1) of Rule 485
        / / 75 days after filing pursuant to paragraph (a)(2) of Rule 485
             / / on [date] pursuant to paragraph (a)(2) of Rule 485

                    If appropriate, check the following box:
     / / This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                        GENERAL SECURITIES, INCORPORATED

                       REGISTRATION STATEMENT ON FORM N-1A

                                     PART A

                                   PROSPECTUS
                        GENERAL SECURITIES, INCORPORATED

               5100 Eden Avenue, Suite 204, Edina, Minnesota 55436
                            Telephone (800) 577-9217

[LOGO-DRAWING       General Securities, Incorporated (the "Fund") is a
OF BIRD]            diversified open-end management investment company which
                    seeks long-term capital appreciation for its shareholders.
                    The Fund invests primarily in common stocks of companies that have implemented a Quality Management System and are included in the S&P 500 Index. The Fund's Investment
                    Advisor is Robinson Capital Management, Inc. (the
FOCUS ON            "Investment Advisor"). However, as of the date of this
                    Prospectus, the Investment Advisor was in preliminary discussions with Kopp Investment Advisors, LLC ("Kopp") regarding a transaction that would permit Kopp to become the investment advisor to the Fund, subject to approval of the Fund's Board of Directors and its shareholders. The
                    Fund was incorporated in Minnesota in 1951, and has been in operation as a mutual fund since then.

QUALITY
MANAGEMENT
SYSTEMS

                    The Securities And Exchange Commission Has Not Approved Or Disapproved These Securities Or Passed Upon The Adequacy Of This Prospectus. Any Representation To The Contrary Is A Criminal Offense.

                 THE DATE OF THIS PROSPECTUS IS MARCH 24, 2004.

                                   PROSPECTUS

                                    CONTENTS

Fund Summary                                                                   3
Investment Objective, Strategies and Risks                                     6
Fund Management, Organization and Capital Structure                            8
Shareholder Information                                                       10
Privacy Policy                                                                14
Dividend and Distribution Policies and Certain Tax Consequences               14
Distribution Arrangements                                                     15
Financial Highlights                                                          16
General Information                                                           17

                                  FUND SUMMARY

RISK/RETURN SUMMARY: INVESTMENT OBJECTIVE, PRINCIPAL STRATEGIES, PRINCIPAL INVESTMENT RISKS AND PERFORMANCE

INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES

     The Fund's investment objective is to provide its shareholders long-term capital appreciation from investments in common stocks. The Investment Advisor seeks to accomplish this investment objective by investing in select common stocks of companies that have implemented or are implementing a Quality Management System ("QMS") in an effective fashion. Consistent with that investment objective, the Fund has increasingly invested and will continue to invest primarily, but not exclusively, in common stocks of companies that are in the Q-100(R) Index. The Q-100(R) Index was developed by the Fund's Investment Advisor and generally consists of 100 companies included in the S&P 500 Index, selected based on QMS criteria. QMS is a management philosophy where a company undertakes a systematic process of evaluating its business practices and engages in a continuous effort to improve its operations throughout the organization. Since the Q-100(R) Index is a subset of the S&P 500 Index, the Fund invests primarily in large-capitalization companies. This method does not place particular emphasis on either value or growth stocks.

PRINCIPAL INVESTMENT RISKS

     There is no assurance that the investment objective of the Fund will be achieved or that a focus on investments in companies implementing QMS principles and practices or the focus on companies included in the Q-100(R) Index will provide a greater return than investments in other companies. Loss of money is a risk of investing in the Fund. The Fund's principal investment risks include:

     QMS AND Q-100(R) STRATEGY RISK. Companies that have either implemented or are implementing a QMS approach, or that are included in the Q-100(R) Index, may not be best-positioned for growth and may be unable to weather economic downturns. The Investment Advisor may select companies that are not firmly or successfully following QMS practices. In addition, QMS practices may not necessarily translate into stock performance that the Investment Advisor expects or that satisfies the Fund's investment objective of long-term capital appreciation. The implementation of QMS practices generally takes an extended period of time to be reflected in a company's stock price, if at all.

     COMMON STOCKS. Common stock represents an ownership interest in a company. The value of a company's stock price may fall as a result of factors relating directly to that company, factors affecting most companies in that company's industry or in a number of different industries, or as a result of changes in financial markets that may be unrelated to the company or its industry.

     STOCK MARKET VOLATILITY. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments. These market fluctuations may cause the stock prices of the companies in which the Fund invests to fall regardless of such companies' performance, thereby adversely affecting the Fund's performance and total return.

FUND PERFORMANCE

     The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year over a 10-year period, and by showing how the Fund's average annual returns for one, five and ten years compare to those of a broad-based securities index. The Fund's past performance (before or after taxes) is not necessarily an indication of how the Fund will perform in the future.

          BAR CHART OF TOTAL ANNUAL RETURNS* FOR LAST 10 CALENDAR YEARS [EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC]

                            94             5.41%
                            95            27.90%
                            96            20.40%
                            97            13.37%
                            98             5.63%
                            99            34.54%
                            00           -18.39%
                            01           -14.02%
                            02           -23.54%
                            03            24.65%

     *Quoted returns assume reinvestment of all distributions.

     During the 10-year period shown in the bar chart, the highest return for a quarter was 26.35% (quarter ended December 31, 1999) and the lowest return for a quarter was -21.71% (quarter ended December 31, 2000).

AVERAGE ANNUAL TOTAL RETURNS

     The following table shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns may be greater than before-tax returns if tax losses are reflected in an after-tax calculation. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                                       PAST                 PAST              PAST
(FOR THE PERIODS ENDED DECEMBER 31, 2003)                            ONE YEAR*          FIVE YEARS*         TEN YEARS*
---------------------------------------------------------------     -----------        -------------       ------------
General Securities, Incorporated
  Return Before Taxes                                                  24.65%             (2.09)%              5.75%
  Return After Taxes on Distributions                                  24.19%             (2.97)%              4.19%
  Return After Taxes on Distributions and Sale of Fund Shares          16.40%             (1.93)%              4.39%
S & P 500 Index**                                                      28.67%             (0.57)%             11.06%

* Quoted returns assume reinvestment of all distributions (in the case of after-tax returns, reinvested net of assumed taxes).
** The S&P 500 Index is the Standard & Poor's Composite Index of 500 stocks, a widely-recognized unmanaged index of common stock prices of large capitalization U.S. companies. The S&P 500 Index is not an actual investment and does not reflect the deduction of fees, expenses or taxes that mutual fund investors bear.

RISK/RETURN SUMMARY: FEE TABLE

     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

     SHAREHOLDER FEES (fees paid directly from your investment)

      Maximum Sales Charge (Load) Imposed on Purchases          None
      Maximum Deferred Sales Charge (Load)                      None
      Maximum Sales Charge (Load) Imposed on Reinvested
        Dividends and Other Distributions                       None
      Redemption Fee                                            None (1)

     ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)

      Management and Administrative Fees                         1.00%
      Distribution or Service (12b-1) Fees                       None
      Other Expenses                                              .97%
                                                                 ----
      Total Annual Fund Operating Expenses                       1.97%
      Fee Waiver and Expense Reimbursement                        .47% (2)
                                                                 ----
      Net Total Annual Operating Expenses                        1.50% (2)

 (1) The Fund charges $20 for wire transfer of redemption proceeds.
 (2) Pursuant to its Investment Advisory and Management Agreements, the Investment Advisor is contractually obligated during the term of such agreements to waive any fees and bear any expenses to the extent such fees or expenses would cause the Fund's ratios of expenses to net assets to exceed 1.50% of the Fund's average net assets for any fiscal year on the first $100 million of average net assets, 1.25% of the Fund's average net assets for any fiscal year on the next $150 million of net assets, and 1.00% of the Fund's average net assets for any fiscal year on the average net assets in excess of $250 million. During the fiscal year ended November 30, 2003, the total fund expenses were limited to 1.50% of the average daily net assets.

EXAMPLE

     This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

       1 YEAR         3 YEARS          5 YEARS           10 YEARS
        $ 153          $ 474            $ 818             $ 1791

                   INVESTMENT OBJECTIVE, STRATEGIES AND RISKS

INVESTMENT OBJECTIVE AND STRATEGIES

     The Fund's investment objective is to provide its shareholders long-term capital appreciation from investments in common stocks. The Investment Advisor seeks to accomplish this investment objective by investing in select common stocks of companies that have implemented or are implementing a QMS in an effective fashion. Consistent with that investment objective, the Fund has increasingly invested and will continue to invest primarily, but not exclusively, in common stocks of companies that are in the Q-100(R) Index. To a much lesser extent, the Fund also invests in companies that are not in the Q-100(R) Index. However, such other companies are also selected based on the QMS criteria described below. Since the Q-100(R) Index is a subset of the S&P 500 Index, the Fund invests primarily in large-capitalization companies. There can be no assurance that the objective of the Fund will be realized.

     The Q-100(R) Index was developed by the Fund's Investment Advisor and generally consists of 100 companies included in the S&P 500 Index which are selected based on QMS criteria. In order to determine whether a company is suitable for inclusion in the Q-100(R) Index or for an investment by the Fund, the Investment Advisor uses qualitative and quantitative techniques to determine the company's composite quality score ("CQS"). When determining a company's CQS, the Investment Advisor uses up to seven categories of criteria, each with a unique set of indicators which are combined to yield a CQS. The seven categories include: (1) Leadership, (2) Strategic Planning, (3) Customer and Market Focus,
(4) Measurement, Analysis and Knowledge Management, (5) Human Resources, (6) Process Management and (7) Business Results. The last category, Business Results, is given the most weight in the CQS. Each of the seven categories are loosely based upon the "Criteria for Performance Excellence" which is published each year by the Baldrige National Quality Program and National Institute of Standards and Technology. The Fund's Investment Advisor seeks to use indicators which, in its judgment, are consistent with principals and practices of quality oriented organizations and fairly represent one or more of the seven categories. The indicators for each category come from several sources, including published reports by the company as well as reports from various organizations that the Investment Advisor believes are knowledgeable in one or more QMS practices. Reports may include announcements made by companies that have won quality oriented awards, or other information that otherwise identifies a company as actively using one or more of the components of a QMS. As a result of this evaluation, the Investment Advisor develops a score, principally subjective, as to the level of commitment a company has to QMS principles and practices, the extent of a company's deployment of those principles and practices and the degree to which the company has succeeded in the market. This method does not place particular emphasis on either value or growth stocks.

     The Q-100(R) Index consists of companies having high CQSs relative to other companies in the same or similar economic sectors and industry groups within the S&P 500 Index. The companies in the Q-100(R) Index are then weighted by economic sector and industry group to represent the approximate weightings in the S&P 500 Index, subject to some variation.

     Once an investment is made by the Fund, the Investment Advisor continually monitors, reviews and evaluates the company's performance. If a company is dropped from the S&P 500 Index or if it is determined that its CQS has fallen or otherwise has ceased to meet performance expectations, the policy of the Investment Advisor is to sell the Fund's shares in that company and replace it with a company with an acceptable CQS and which would maintain the Fund's diversification criteria relative to the S&P 500 Index. An investment in cash or cash equivalent by the Fund's Advisor will be made or maintained to facilitate the buying and selling of positions within the portfolio and to minimize the impact of redemptions from the Fund. Such buying and selling is not expected to significantly impact the Fund's turnover rate.

     From time to time, the Investment Advisor may determine that market conditions or other factors warrant that the Fund adopt temporary defensive strategies to limit losses or lock-in gains in response to adverse market, economic, political or other conditions. During these times, the Fund may invest up to 100% of its assets in United States Treasury bills, notes and bonds, certificates of deposits and bank depository accounts of banks which have total assets in excess of $500 million. When the Fund assumes a temporary defensive position, the Fund may not achieve its investment objective.

     No guarantee can be made that the Fund's objective will be achieved, and inherent in this policy are risks of unpredictable market fluctuations. The investment objective of the Fund of seeking long-term capital appreciation from investments in common stocks is a fundamental policy of the Fund and may not be changed without the approval of the holders of a majority of the Fund's outstanding voting securities.

PRINCIPAL INVESTMENT RISKS

     Any investment carries with it some level of risk that generally reflects its potential for return. The principal risks that could adversely affect the value of the Fund's shares and total return on your investment include:

     QMS AND Q-100(R) STRATEGY RISK. Companies that have either implemented or are implementing a QMS approach, or that are included in the Q-100(R) Index, may not be best-positioned for growth and may be unable to weather economic downturns. The Investment Advisor may select companies which are not firmly or successfully following QMS practices. In addition, QMS practices may not necessarily translate into stock performance that the Investment Advisor expects or that satisfies the Fund's investment objective of long-term capital appreciation. Applying the Fund's investment objective, the Fund may invest in stocks of companies that the Investment Advisor believes have earnings that will grow faster than the economy as a whole or that the Investment Advisor considers inexpensive and undervalued. If the Investment Advisor's assessment of the prospects for the company's growth or future appreciation in value is wrong, the price of that company's stock may fail to appreciate in the manner that the Investment Advisor expects, thereby adversely affecting the Fund's performance. The implementation of QMS practices generally takes an extended period of time to be reflected in a company's stock price, if at all.

     COMMON STOCKS. Common stock represents an ownership interest in a company. The value of a company's stock price may fall as a result of factors relating directly to that company, such as decisions made by its management or lower demand for the company's products or services. Similarly, a stock's value may fall because of factors affecting not just the company, but most companies in that company's industry or in a number of industries, such as increases in production costs. The value of a company's stock price may also be affected by changes in financial markets that may be unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company's stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. Accordingly, the value of a company's stock price may react more than bonds or other debt to actual or perceived changes in the company's financial condition or prospects. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the value of the market as a whole. Also, it is possible that return from the large-capitalization stocks that the Fund primarily invests in will underperform relative to the overall stock market.

     STOCK MARKET VOLATILITY. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments. Different parts of the market can react differently to these developments. These market fluctuations may cause the stock prices of the companies in which the Fund invests to fall regardless of such companies' performance, thereby adversely affecting the Fund's performance and total return.

               FUND MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE

THE FUND'S INVESTMENT ADVISOR

     Robinson Capital Management, Inc. serves as Investment Advisor to the Fund pursuant to an Investment Advisory Agreement, and manages the Fund's business affairs pursuant to a Management Agreement. Robinson Capital has served as the Investment Advisor to the Fund since 1994. However, as of the date of this Prospectus, the Investment Advisor was in preliminary discussions with Kopp Investment Advisors, LLC ("Kopp") regarding a transaction that would permit Kopp to become the investment advisor to the Fund, subject to approval of the Fund's Board of Directors and its shareholders. Robinson Capital is a Minnesota corporation with offices at 5100 Eden Avenue, Suite 204, Edina, Minnesota 55436. Robinson Capital does not serve as investment advisor to any other registered investment companies. However, Robinson Capital does manage approximately four separately managed accounts.

     The officers of the Fund, along with Robinson Capital, manage the Fund's investment activities and day-to-day operations, subject to supervision by the Board of Directors. The Board of Directors sets broad policies for the Fund and chooses the Fund's officers and the companies that provide the Fund with services. Craig Robinson is President of the Fund and Robinson Capital. Mr. Robinson also serves as the Fund's Associate Portfolio Manager. Mr. Robinson has held various sales and marketing positions at Robinson Capital since 1995, and served as an account executive at Paine Webber, Inc. from 1994 to 1995. Mark Billeadeau is Vice-President of the Fund and Robinson Capital, and serves as the Fund's Senior Portfolio Manager. Mr. Billeadeau has served as a Vice-President of the Fund since 1997, and a Vice-President and Financial Analyst of Robinson Capital since 1995. From 1990 to 1995, he served as Manager (Consulting Service) at Craig-Hallum, Inc. and its successor, Principal Financial Services, Inc.

     Pursuant to an Investment Advisory Agreement which was approved by the Fund's shareholders on December 9, 1998, Robinson Capital provides the Fund all necessary information, advice, recommendation services and determinations relating to investments and portfolio management. Robinson Capital is also responsible for placing orders for securities with broker-dealers. As compensation for its services under the Investment Advisory Agreement, Robinson Capital is paid an investment advisory fee, payable monthly, at an annual rate of 0.60% for average net assets up to and including $100 million, 0.35% for the next $150 million of average net assets and 0.10% for net assets over $250 million. This advisory fee is comparable to the advisory fee paid by many other comparably positioned mutual funds. For the fiscal year ended November 30, 2003, the advisory fees paid Robinson Capital were $119,357.

     Robinson Capital also provides the Fund with non-investment advisory management and administrative services necessary for the conduct of the Fund's business pursuant to a Management Agreement which was approved by the Fund's shareholders on December 9, 1998. Robinson Capital prepares and updates securities registration statements and filings, shareholder reports and other documents. In addition, Robinson Capital provides office space and facilities for the management of the Fund and provides accounting, record-keeping and data processing facilities and services. Robinson Capital also provides information and certain administrative services for shareholders of the Fund. For managing the business affairs and providing certain shareholder services pursuant to the Management Agreement, the Fund pays Robinson Capital a management administration fee, payable monthly, at an annual rate of 0.40% of the average daily net assets of the Fund, plus out-of-pocket expenses incurred in connection with shareholder servicing activities such as postage, data entry, stationery, tax forms and other printed material. Robinson Capital may subcontract with other entities to provide certain shareholder servicing activities.

     The Fund pays the investment management advisory fee, administrative fee, shareholder services expenses, transaction costs, interest, taxes, legal, accounting, audit, transfer agent and custodial fees, brokerage commissions and other costs incurred in buying and selling assets, fees paid to directors not affiliated with Robinson Capital, the cost of stationery and envelopes, the cost of qualification and registration of shares under state and federal laws, the cost of solicitation of proxies and certain other operational expenses. The total expenses of the Fund as a percentage of net assets are higher than the comparable percentage paid by many other comparably positioned mutual funds. However, pursuant to its Investment Advisory and Management Agreements, Robinson Capital is contractually obligated during the term of such agreements to pay all Fund expenses (exclusive of brokerage expenses and fees, interest and any federal or state income taxes) which exceed 1.50% of the Fund's average net assets for any fiscal year on the first $100 million of average net assets, 1.25% of the Fund's average net assets for any fiscal year on the next $150 million of average net assets, and 1.00% of the Fund's average net assets for any fiscal year on average net assets in excess of $250 million. During the fiscal year ended November 30, 2003, total expenses of the Fund (net of expenses waived by the Investment Advisor) amounted to $299,105, or 1.50% of average net assets.

                             SHAREHOLDER INFORMATION

PURCHASE OF SHARES

     MECHANICS OF PURCHASE. Shares of the Fund may be purchased directly from the Fund or through authorized investment dealers. Initial investments in the Fund may be made by mailing a completed application, together with a check for the total purchase price, to General Securities, Incorporated, State Street Corporation, P.O. Box 219249, Kansas City, Missouri 64121. Initial investments may also be made by submitting a completed application and check to an authorized investment dealer who will forward them to the Fund's transfer agent, State Street Corporation (the "Transfer Agent"). Applications may be obtained by calling the Fund at (800) 577-9217 or writing to the Fund at General Securities, Incorporated, 5100 Eden Avenue, Suite 204, Edina, Minnesota 55436. The dealer is responsible for transmitting the order promptly to the Transfer Agent in order to permit the investor to obtain the current price. Subsequent purchases in the Fund may be made by mailing a check directly to the Transfer Agent at General Securities, Incorporated, State Street Corporation, P.O. Box 219249, Kansas City, Missouri 64121, or by contacting an authorized investment dealer. Checks should be made payable to General Securities, Incorporated, subsequent purchases should indicate the account number on the check and checks must be drawn on a U.S. bank or its foreign branch or subsidiary and must be payable in U.S. dollars. Third party checks, except those payable to an existing shareowner who is a natural person (as opposed to a corporation or partnership), credit cards and cash will not be accepted.

     Initial and subsequent investments may also be made by wiring Federal Funds to State Street Corporation; Routing #ABA 101003621; Deposit Account: Bank Account 7523491; From: Shareholder Name, Address, Tax Identification Number-For purchase of: General Securities, Incorporated shares. Before making an investment by wire, the investor should notify the Transfer Agent of his or her intention to make such investment by calling the Transfer Agent at 1-800-939-9990. In order for a wire investment to be processed on the same day it is received, the wire must be received by 4:00 p.m. Eastern time.

     Shares may be purchased in any amount not less than $1,500 initially with a $100 minimum on subsequent investments (reduced pursuant to the Low Minimum Initial Investment Plan/ Automatic Investment Plan described below and subject to waiver at the discretion of the Investment Advisor). Dividends and capital gains distributions, if any, will be reinvested regardless of amount at the net asset value determined on the distribution date, unless requested in cash, although they will be taxable in the manner set forth in the section of this prospectus entitled "DIVIDEND AND DISTRIBUTION POLICIES AND CERTAIN TAX CONSEQUENCES." When the dollar amount of a purchase is not evenly divisible by the current price of shares, the purchaser will receive a number of whole shares plus a fractional share which is proportionately the same as a whole share. Investments may thus be made in any dollar amount (subject to the minimum described above) regardless of the current price of shares.

     The Fund reserves the right to withdraw all or any part of the offering made by this prospectus and to reject purchase orders in whole or in part. Also, from time to time, the Fund may temporarily suspend the offering of its shares to new investors. During the period of such suspension, persons who are already shareholders of the Fund normally are permitted to continue to purchase additional shares and to have dividends reinvested.

     PRICE PER SHARE. The Fund's shares are purchased at the next-determined net asset value after a completed application and payment has been received by the Fund. Subscription forms and other information concerning the purchase of shares may be obtained from the Fund at the address and telephone number listed on the cover page of this prospectus or from securities dealers offering shares of the Fund. Stock certificates will not be issued.

      The net asset value of a Fund share is the proportionate interest of each share (or a fractional share) in the net corporate assets. Net asset value is based upon and varies with changes in the market value of securities owned by the Fund and is generally calculated at the close of business every business day except national holidays and other days when the New York Stock Exchange is closed. For the purposes of determining the net corporate assets, securities are valued, as of the market close New York time, on the basis of the last sale. If no sale occurred that day, securities traded on a national securities exchange, the Nasdaq Stock Market or in the over-the-counter market are valued at the last bid price, excluding brokerage commissions and odd lot premiums. Securities having no readily available market quotation and all other assets are valued in good faith at "fair value" under the direction of the Board of Directors.

     LOW MINIMUM INITIAL INVESTMENT PLAN/AUTOMATIC INVESTMENT PLAN. A shareholder may automatically purchase additional shares of the Fund through the Low Minimum Initial Investment Plan or Automatic Investment Plan. The minimum initial investment in the Fund is $1,500. However, the Low Minimum Initial Investment Plan allows an account to be opened with an initial investment of $100 and subsequent monthly investments of $100 or more for a one year period. Under the Low Minimum Initial Investment Plan and Automatic Investment Plan, monthly investments (minimum $100, except where reduced in certain cases by the Fund) are made automatically from the shareholder's account at a bank, savings and loan or credit union into the shareholder's account.

     By enrolling in either Plan, the shareholder authorizes the Fund and its agents to either draw checks or initiate Automated Clearing House debits against the designated account at a bank or other financial institution. Such account must have check or draft writing privileges. This privilege may be selected by completing the appropriate section on the Account Application or by contacting the Transfer Agent for appropriate forms. If the shareholder also has expedited wire transfer redemption privileges, the same bank, savings and loan or credit union account must be designated for both the Automatic Investment Plan and the wire redemption programs. You may terminate your Plan by sending written notice to the Transfer Agent. Termination by a shareholder will become effective within five days after the Transfer Agent has received the written request. The Fund may immediately terminate a shareholder's Plan in the event that any item is unpaid by the shareholder's financial institution. The payment of proceeds from the redemption of Fund shares purchased through the Automatic Investment Plan may be delayed to allow the check or transfer of funds for payment of the purchase to clear, which may take up to 15 calendar days from the purchase date. If a shareholder cancels the Low Minimum Initial Investment Plan, the Fund reserves the right to redeem the shareholder's account if the balance is below the minimum investment level, currently $1,500. The Fund may terminate or modify this privilege at any time.

     AUTOMATIC WITHDRAWAL PLAN. The owner of $10,000 or more of Fund shares at net asset value may provide for the payment from the owner's account of any requested dollar amount of $100 or more to be paid to the owner or a designated payee monthly, quarterly, semi-annually or annually. Shares are redeemed on the fifth business day from the end of the month so that the payee will receive payment approximately the first week of the following month. When receiving payments under the Automatic Withdrawal Plan, any income and capital gain dividends will be automatically reinvested at net asset value on the reinvestment date. A sufficient number of full and fractional shares will be redeemed to make the designated payment. Depending upon the size of the payments requested and fluctuations in the net asset value of the shares redeemed, redemptions for the purpose of making such payments may reduce or even exhaust the account. The Fund reserves the right to amend the Automatic Withdrawal Plan on thirty days written notice and to terminate this privilege at any time. The plan may be changed or terminated at any time by you in writing, with all registered owners' signatures guaranteed.

     SERVICING ORGANIZATIONS. Shares of the Fund may also be purchased or sold through a Servicing Organization which is a broker-dealer, bank or other financial institution that purchases shares for its customers. When shares are purchased or sold this way, the Servicing Organization, rather than its customer, may be the shareholder of record of the shares. The minimum initial and subsequent investments in the Fund for shareholders who invest through a Servicing Organization generally will be set by the Servicing Organization. Servicing Organizations may also impose other charges, restrictions or procedures in addition to or different from those applicable to investors who remain the shareholder of record of their shares. The procedures for purchases or redemptions through Servicing Organizations may vary slightly from that which is described elsewhere in this prospectus. Thus, an investor contemplating investing in the Fund through a Servicing Organization should read materials provided by the Servicing Organization in conjunction with this prospectus. The Fund may allow a Servicing Organization to collect purchase or sale orders from its customers throughout the business day before placing the order with the Fund's Transfer Agent.

     Although Servicing Organizations will sell and redeem shares at net asset value, they may charge their customers a fee in connection with services offered to customers. Shares held through a Servicing Organization may be transferred into the investor's name following procedures established by the investor's Servicing Organization and the Fund's Transfer Agent. Certain Servicing Organizations may receive compensation from Robinson Capital.

REDEMPTION OF SHARES

     SELLING YOUR SHARES. You may redeem all or a portion of your shares on any day that the New York Stock Exchange is open. Your shares generally will be redeemed in cash at the next net asset value calculated after the Transfer Agent has received a properly executed redemption request. However, to minimize the effect of large redemption requests on the Fund and its remaining shareholders, the Fund reserves the right to pay redemptions "in kind," which means you would be paid in portfolio securities. If a redemption were made in kind, a shareholder would incur transaction costs in disposing of any securities received. Payment for shares will be made as promptly as practicable but in no event later than seven days after receipt of a properly executed request. When the Fund is requested to redeem shares for which it may not have yet received good payment, it may delay the redemption payment until it has determined that collected funds have been received for the purchase of such shares, which may take up to 15 days from the purchase date. The value of shares redeemed may be more or less than their original cost depending on their net asset value at the time of redemption. This redemption process may differ for shares sold through servicing organizations. For a complete description of sales through servicing organizations, you should review "SHAREHOLDER INFORMATION - SERVICING ORGANIZATIONS" set forth above.

     SELLING BY TELEPHONE. If the proceeds of the redemption are $50,000 or less and the proceeds are to be payable to the shareholder(s) of record and mailed to the address of record, normally a telephone request by any one account owner is sufficient for redemptions unless the account application has denied such privilege. Telephone requests may be made by calling 1-800-939-9990. Institutional account owners may exercise this special privilege of redeeming shares by telephone request subject to the same conditions as individual account owners provided that this privilege has been pre-authorized by the institutional account owner by written instruction to the Transfer Agent with signatures guaranteed. The pre-authorization is required to verify that the individual account holder is authorized to redeem the shares from the institutional account. Without pre-authorization, the transfer agent is unable to determine the names of the individual account owners of the institutional account. This privilege of redeeming shares by telephone request may not be used if any address change for the shareholder's account has been effected within 30 days of the redemption request. During periods when it is difficult to contact the Transfer Agent by telephone, it may be difficult to implement the telephone redemption privilege. The Fund reserves the right to terminate or modify this privilege at any time. Additional information concerning telephone redemptions appears under the section entitled "IMPORTANT INFORMATION".

     EXPEDITED WIRE REDEMPTION. If you give authorization for expedited wire redemption, shares of the Fund can be redeemed and the proceeds sent by Federal wire transfer to a single previously designated bank account. Requests received by the Transfer Agent prior to the close of the New York Stock Exchange (currently 4:00 p.m. Eastern time) will result in shares being redeemed that day at the next determined net asset value of the Fund and normally the proceeds being sent to the designated bank account the following business day. Delivery of the proceeds of a wire redemption request of $250,000 or more may be delayed by the Fund for up to seven days if the Investment Advisor deems it appropriate under then current market conditions. Once authorization is on file, the Transfer Agent will honor requests by telephone at 1-800-939-9990. The Fund cannot be responsible for the efficiency of the Federal wire system or the shareholder's financial institution.

     The Fund currently charges $20 for wire transfer of redemption proceeds. The shareholder is responsible for any charges imposed by the shareholder's bank. The minimum amount that may be wired is $2,500. The Fund reserves the right to change this minimum or to terminate the wire redemption privilege. To change the name of the single designated bank account to receive wire redemption proceeds, it is necessary to send a written request with signatures guaranteed to the Transfer Agent. During periods when it is difficult to contact the Transfer Agent by telephone, it may be difficult to implement the expedited redemption privilege.

     SELLING BY MAIL. When shares are held for the account of a shareholder by the Transfer Agent, the shareholder may redeem them by making a written request to the Transfer Agent, Attention: Redemption Department, P.O. Box 219249, Kansas City, Missouri 64121. If the proceeds of the redemption are $50,000 or less on an account, no signature guarantee will be required, unless a change in address for the shareholder's account has been effected within 30 days of the redemption request. For all other redemptions, signatures must be guaranteed by a bank, broker/dealer, municipal securities broker, government securities dealer or broker, credit union, savings association, national securities exchange, registered securities association or clearing agency.

     The purpose of a signature guarantee is to protect shareholders against the possibility of fraud. The Transfer Agent may reject redemption instructions if the guarantor is neither a member of nor a participant in a signature guarantee program (currently known as STAMP(SM)). Guarantees from institutions or individuals who do not provide reimbursement in case of fraud, such as notaries public, will not be accepted. Further documentation may be requested from institutional or fiduciary accounts, such as corporations, custodians (e.g., under the Uniform Gifts to Minors Act), executors, administrators, trustees or guardians (institutional account owners).

     The redemption request must be signed by all registered owners exactly as the account is registered, including any special capacity of the registered owner. The Fund currently charges for actual costs of special delivery service of redemption proceeds.

     IMPORTANT INFORMATION. The Transfer Agent employs procedures designed to confirm that instructions communicated by telephone are genuine, including requiring certain identifying information prior to acting upon instructions, recording all telephone instructions and sending written confirmations of telephone instructions. To the extent such procedures are reasonably designed to prevent unauthorized or fraudulent instructions, neither the Transfer Agent nor the Fund would be liable for any losses from unauthorized or fraudulent instructions. However, if such reasonable procedures are not followed, the Transfer Agent and the Fund may be liable for losses due to unauthorized telephone transactions.

     MINIMUM ACCOUNT BALANCE REQUIREMENT. Because of the high cost of maintaining small accounts, the Fund reserves the right to redeem a shareholder account that falls below the minimum investment level, currently $1,500, unless the shareholder account falls below the minimum due to changes in the market value of the portfolio. Currently, Individual Retirement Accounts, employee benefit plan accounts, Employer Sponsored Payroll Deduction Plans and other accounts with respect to which the Investment Advisor, in its sole discretion, has waived the minimum purchase amount, are not subject to this procedure. You will be notified in writing and will be allowed 60 days to make additional purchases to bring the account value up to the minimum investment level before the Fund redeems the account.

                                 PRIVACY POLICY

     The Fund and the Investment Advisor respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain personal information about you. This is the information we collect from you on applications or other forms and from the transactions you make with us, our affiliates, or third parties. We do not disclose any information about you or any of our former customers to anyone except to our affiliates and service providers. To protect your personal information, we permit access only by authorized employees. Be assured that we maintain physical, electronic and procedural safeguards that comply with federal standards to guard your personal information.

                       DIVIDEND AND DISTRIBUTION POLICIES
                          AND CERTAIN TAX CONSEQUENCES

     DIVIDEND AND DISTRIBUTION POLICIES. The Fund follows a policy of distributing substantially all income on an annual basis to shareholders. The Fund also distributes realized capital gains, including both long-term and short-term, if any, on an annual basis to shareholders. You may elect to receive distributions in cash or in additional Fund shares. If you do not indicate a choice, your distributions will be reinvested in additional Fund shares. These distributions reduce the net asset value of the Fund shares by the amount of the distribution, so if you purchase Fund shares just before the distribution, you will pay the then net asset value for the shares and receive a portion of the purchase price back as a taxable distribution. This distribution will be included in your gross income. Accordingly, it may not necessarily be advantageous for you to purchase shares in anticipation of the payment of dividends or of capital gain distributions. There is no fixed dividend rate and there can be no assurance that the Fund will pay any dividends.

     CERTAIN TAX CONSEQUENCES. You are subject to federal income taxes on Fund distributions, unless the investment is in an IRA or other tax-advantaged account. Distributions from nonqualified dividend and interest income, including short-term capital gains, whether paid in cash or reinvested in shares, are taxable to you at ordinary income tax rates for federal income tax purposes. However, as a result of tax law changes in 2003, if you are an individual, your share of Fund distributions of "qualified dividend income" will be eligible for taxation at the reduced rate applicable to long-term capital gains. Long-term capital gains distributions, whether paid in cash or reinvested, will be taxable as long-term capital gains to you regardless of the length of time Fund shares have been owned by you, but will not be eligible for the dividends received deduction generally available to corporate shareholders. The composition of distributions in any year will depend upon a variety of market and other conditions and cannot be predicted accurately.

     Any gain or loss arising from a sale or redemption of Fund shares generally will be capital gain or loss except in the case of dealers or certain financial institutions. Such gain or loss will be long-term capital gain or loss if you have held such shares for more than one year at the time of the sale or redemption; and otherwise short-term capital gain or loss. If you have held shares in the Fund for six months or less and during that period have received a distribution of net capital gain, any loss recognized by you on the sale of those shares during the six-month period will be treated as long-term capital loss to the extent of such distribution. In determining the holding period of such shares for this purpose, any period during which your risk of loss is offset by means of options, short sales or similar transactions is not counted.

     Under current federal tax laws, an individual's net long-term capital gains on investment assets held for more than 12 months are taxed at a maximum rate of 15%, while an individual's ordinary income and net short-term capital gains on property held for less than 12 months are taxed at a maximum rate of 35%. However, a corporation's net long-term capital gains continue to be taxed at the corporate ordinary income tax rate. The top corporate tax rate is currently 35%.

     The preceding discussion is based on the Internal Revenue Code of 1986, as amended, regulations, rulings and decisions in effect on the date of this prospectus, all of which are subject to change. This summary does not discuss any aspect of state, local or foreign taxation and does not discuss all the tax considerations that may be relevant to particular shareholders in light of their personal investment circumstances, or to certain types of shareholders that may be subject to special tax rules. You should consult your own tax advisors concerning the application to distributions of federal, state, local, foreign or other tax laws.

                            DISTRIBUTION ARRANGEMENTS

     The Fund serves as its own underwriter and distributor of its shares. State Street Corporation, 330 W. 9th Street, P.O. Box 219249, Kansas City, Missouri 64121, serves as the Fund's Transfer and Dividend Paying Agent and Custodian. State Street Corporation maintains the Fund's shareholder records and assets and performs certain accounting services for the Fund. Assets of the Fund may also be held by sub-custodians selected by State Street Corporation and approved by the Board of Directors.

                              FINANCIAL HIGHLIGHTS

     The financial highlights table is intended to help you understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG LLP, whose report, along with the Fund's financial statements, are included in the Fund's Annual Report, which is available on request.

FINANCIAL HIGHLIGHTS:

                                                                             YEAR ENDED NOVEMBER 30
SELECTED PER SHARE HISTORICAL DATA                 ---------------------------------------------------------------------------
  WERE AS FOLLOWS:                                    2003            2002             2001           2000             1999
                                                   -----------     -----------     -----------     -----------     -----------
Net asset value, beginning of year                 $     10.35     $     13.36     $     15.81     $     16.93     $     16.34
Operations:
  Investment income - net                                  .04             .00             .07             .09             .12
  Net realized and unrealized gains (losses) on
    investments                                           1.15           (2.59)          (2.41)          (1.09)           3.11
                                                   -----------     -----------     -----------     -----------     -----------

Total from operations                                     1.19           (2.59)          (2.34)          (1.00)           3.23
                                                   -----------     -----------     -----------     -----------     -----------

Distributions to shareholders:
  From investment income - net                            (.04)           (.01)           (.07)           (.09)           (.06)
  From net realized gains                                 (.19)           (.41)           (.04)           (.03)          (2.58)
                                                   -----------     -----------     -----------     -----------     -----------

Total distributions to shareholders                       (.23)           (.42)           (.11)           (.12)          (2.64)
                                                   -----------     -----------     -----------     -----------     -----------

Net asset value, end of year                       $     11.31     $     10.35     $     13.36     $     15.81     $     16.93
                                                   ===========     ===========     ===========     ===========     ===========

Total return*                                            11.50%         (19.34)%        (14.86)%         (5.92)%         19.85%
Net assets, end of year (000's omitted)            $    21,102     $    20,785     $    28,439     $    40,290     $    41,638
Ratio of expenses to average daily net assets**           1.50%           1.50%           1.50%           1.40%           1.49%
Ratio of net investment income to average daily
  net assets**                                             .34%           (.02)%           .46%            .42%            .70%
Portfolio turnover rate                                     50%             68%              1%              5%             22%

----------
* These are the Fund's total returns during the years, including reinvestment of all dividend and capital gain distributions without adjustments for sales charge.
** Total Fund expenses are contractually limited to 1.50% of average daily net assets. During the years ended November 30, 2003, 2002 and 2001, the Investment Advisor waived $93,735, $79,892 and $35,964, in expenses respectively, that were otherwise payable by the Fund. Had the Fund incurred these expenses, the ratio of expenses to average daily net assets would have been 1.97%, 1.83% and 1.61%, respectively, and the ratio of net investment income to average daily net assets would have been (.13)%, (.35)% and .35%, respectively.

                               GENERAL INFORMATION

REPORTS TO SHAREHOLDERS

     The Fund's fiscal year ends on November 30. The Fund will send to you, at least semiannually, reports showing its portfolio securities and other information. An annual report containing financial statements audited by the Fund's independent auditors will be sent to you each year.

SHAREHOLDER INQUIRIES

     Shareholder inquiries may be addressed to the Fund at the address or telephone number set forth on the cover and back page of this prospectus.

ADDITIONAL INFORMATION

     This prospectus sets forth concisely the information a prospective investor should know before investing in the Fund. Investors should read and retain this prospectus for future reference. A Statement of Additional Information (the "Statement of Additional Information"), containing additional information about the Fund, has been filed with the Securities and Exchange Commission (the "SEC") and is hereby incorporated by reference into this prospectus. Additional information about the Fund is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will also find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. A copy of the Statement of Additional Information as well as the Fund's annual and semi-annual reports can be obtained without charge by telephone or written request to the Fund at the following address and telephone number:

                        GENERAL SECURITIES, INCORPORATED
                           5100 Eden Avenue, Suite 204
                             Edina, Minnesota 55436
                            Telephone (800) 577-9217

     You may also request additional information or direct shareholder inquiries to the Fund. This prospectus, the Statement of Additional Information and certain other electronic filings including exhibits made by the Fund with the SEC can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Information on the Fund is also available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov. Copies of Fund information may also be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

Our Investment Company Act file number is 811-00594.

GENERAL SECURITIES is the registered service mark of General Securities, Incorporated. The third party marks appearing above are the marks of their respective owners.

                               GENERAL SECURITIES,
                                  INCORPORATED
               5100 EDEN AVENUE, SUITE 204, EDINA, MINNESOTA 55436
                                   PROSPECTUS

                             [LOGO-DRAWING OF BIRD]

                                    FOCUS ON
                                     QUALITY
                                   MANAGEMENT
                                     SYSTEMS

                        GENERAL SECURITIES, INCORPORATED

                       REGISTRATION STATEMENT ON FORM N-1A

                                     PART B

                       STATEMENT OF ADDITIONAL INFORMATION

                                     [LOGO]
                                    FOCUS ON

                                     QUALITY
                                   MANAGEMENT
                                     SYSTEMS


                       STATEMENT OF ADDITIONAL INFORMATION

                              DATED MARCH 24, 2004

                        GENERAL SECURITIES, INCORPORATED

               5100 Eden Avenue, Suite 204, Edina, Minnesota 55436
                            Telephone (952) 927-6799

     General Securities, Incorporated (the "Fund") is a diversified open-end management investment company which seeks long-term capital appreciation for its shareholders. The Fund invests primarily, but not exclusively, in selected common stocks of companies that have implemented or are implementing a Quality Management System ("QMS") and are included in the S&P 500 Index. Shares of the Fund may be purchased directly from the Fund at a price equal to the net asset value, as determined at the close of business immediately following receipt by the Fund of a subscription. The Fund's investment advisor is Robinson Capital Management, Inc. ("Robinson Capital" or "Investment Advisor").

     This Statement of Additional Information provides certain detailed information concerning the Fund. It is not a prospectus and should be read in conjunction with the Fund's current prospectus, a copy of which may be obtained by telephone or written request to the Fund at the address and telephone number printed above.

     This Statement of Additional Information relates to the Fund's prospectus dated March 24, 2004

                                TABLE OF CONTENTS

                                                                     PAGE
       Description of the Fund and its Investment Risks               2
       Management of the Fund; Directors and Officers                 3
       Control Persons and Principal Holders of Securities            7
       Proxy Voting Policies and Procedures                           7
       Investment Advisory and Other Services                         8
       Brokerage Allocation and Other Practices                      10
       Capital Stock and Other Securities                            11
       Purchase, Redemption and Pricing of Shares                    11
       Taxation of the Fund                                          14
       Calculation of Performance Data                               15
       Financial Statements                                          16

                DESCRIPTION OF THE FUND AND ITS INVESTMENTS RISKS

FUND CLASSIFICATION

     The Fund is organized and existing under the laws of the state of Minnesota. The Fund has been an investment company since its formation in 1951. The Fund is a diversified, open-end, management investment company.

INVESTMENT STRATEGIES AND RISKS

     As described in the Fund's prospectus, the Fund's investment objective is to provide its shareholders long-term capital appreciation from investments in common stocks. The Investment Advisor seeks to accomplish this investment objective by investing in select common stocks of companies that have implemented or are implementing a QMS in an effective fashion. Consistent with that investment objective, the Fund will continue to invest primarily, but not exclusively, in common stocks of companies that are in the Q-100(R) Index. The Q-100(R) Index was developed by the Fund's Investment Advisor and generally consists of 100 companies included in the S&P 500 Index which are selected based on QMS criteria. QMS is a management philosophy where a company undertakes a systematic process of evaluating its business practices and engages in a continuous effort to improve its operations throughout the organization. Since the Q-100(R) Index is a subset of the S&P 500 Index, the Fund invests primarily in large-capitalization companies. The Fund intends to invest most of its assets in common stocks, although investments in corporate bonds, debentures or preferred stocks and United States Government Securities, in addition to certificates of deposit, bank depository accounts and other short-term investments, have and will be made as economic conditions dictate.

     From time to time, the Fund may enter into repurchase agreements for short-term investments. A repurchase agreement is a contract under which a Fund acquires a security for a relatively short period (usually not more than one week) subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund's cost plus interest). The Investment Advisor will monitor such transactions to ensure that the value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. The Fund intends to enter into repurchase agreements only with member banks of the Federal Reserve System and securities dealers meeting certain criteria as to creditworthiness and financial condition as may be established by the Board of Directors and only with respect to obligations of the U.S. Government or its agencies or instrumentalities or other high-quality short-term debt obligations. If the seller defaults, the Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of sale are less than the resale price provided in the agreement including interest. There is also risk that a bond issuer will fail to make timely payments of principal or interest. Additionally, corporate bonds and U.S. government securities fluctuate in price based on changes in market conditions. The Fund does not invest in debt securities as a principal investment strategy.

     The Fund's principal investment risks include:

     QMS AND Q-100(R) STRATEGY RISK. Companies that have either implemented or are implementing a QMS approach, or that are included in the Q-100(R) Index, may not be best-positioned for growth and may be unable to weather economic downturns. The Investment Advisor may select companies that are not firmly or successfully following QMS practices. In addition, QMS practices may not necessarily translate into stock performance that the Investment Advisor expects or that satisfies the Fund's investment objective of long-term capital appreciation. The implementation of QMS practices generally takes an extended period of time to be reflected in a company's stock price, if at all.

     COMMON STOCKS. Common stock represents an ownership interest in a company. The value of a company's stock price may fall as a result of factors relating directly to that company, factors affecting most companies in that company's industry or in a number of different industries, or as a result of changes in financial markets that may be unrelated to the company or its industry.

     STOCK MARKET VOLATILITY. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments. These market fluctuations may cause the stock prices of the companies in which the Fund invests to fall regardless of such companies' performance, thereby adversely affecting the Fund's performance and total return.

FUND POLICIES

     In order to define its investment policies, the Fund has established certain rules and guidelines. Some have been voluntarily adopted and others have been required to meet either federal or state statutes. As indicated, some policies are in the form of fundamental policies or charter restrictions which may be changed only with the approval of a majority of the Fund's outstanding voting securities while others are subject to change by the Board of Directors. Without the affirmative vote of the lesser of (i) a majority of all outstanding shares of the Fund, or (ii) 67% or more of the Fund's shares represented at a meeting if more than 50% of all outstanding shares of the Company are represented in person or by proxy at such meeting, the Fund may not, among other things:

     1.   Buy on margin or sell short;

     2.   Borrow money;

     3.   Issue securities senior to the outstanding shares of common stock;

     4.   Act as underwriter;

     5. Invest more than 5% of the value of its total assets (taken at cost) in the securities of any one company, or purchase more than 10% of any class of voting securities or more than 10% of any class of securities of any one company;

     6. Invest more than 25% of the value of its total assets (taken at cost) in the securities of companies all of which conduct their principal business activities in the same industry;

     7. Invest in commodities or commodity contracts, or interests in real estate;

     8.   Lend money or assets;

     9. Purchase or retain the securities of any issuer if those officers and directors of the Fund or the advisor owning beneficially more than 1/2 of 1% of the securities of such issuer together own more than 5% of the securities of such issuer;

     10.  Purchase the securities of any other investment company; or

     11. Invest in companies for the purpose of exercising control or management.

TEMPORARY DEFENSIVE POSITIONS

     From time to time, the Fund's portfolio managers may determine that market conditions or other factors warrant that the Fund adopt defensive strategies to limit losses or lock-in gains. This could include investments in United States Treasury bills, notes and bonds, certificate of deposits and bank depository accounts of banks which have total assets in excess of $500 million. When the Fund assumes a temporary defensive position, the Fund may not achieve its investment objective.

PORTFOLIO TURNOVER

     During the past fiscal year, the Fund had total purchases of portfolio securities, other than short-term securities, of $9,806,902, and sales of such securities of $10,967,741, resulting in portfolio turnover in that year of 50%; compared with a portfolio turnover rate of 68% during fiscal year 2002 and 1% during fiscal year 2001. The significantly higher portfolio turnover rate in fiscal year 2002 resulted from the Investment Advisor's rebalancing the Fund's portfolio to select common stocks of companies that have implemented or are implementing a QMS in an effective fashion and have scored well enough to be included in the Q-100(R) Index. The portfolio turnover rate in fiscal year 2003 resulted from the Investment Advisor's rebalancing the Fund's portfolio to reflect changes made to the Q-100(R) Index and to give each holding in the portfolio a more uniform weight.

                 MANAGEMENT OF THE FUND; DIRECTORS AND OFFICERS

     The officers of the Fund, along with Robinson Capital, the Investment Advisor and Administrator, manage the Fund's investment activities and day-to-day operations, subject to supervision by the Board of Directors. The Board of Directors sets broad policies for the Fund and chooses the Fund's officers and the companies that provide the Fund with services.

     The directors and officers of the Fund are listed below together with their addresses and information as to their principal business occupations during the last five years (if other than their present business occupations) and other current business affiliations, including affiliation with the Investment Advisor.

                                                                                                          NUMBER OF
                                                     TERM OF                                               FUNDS IN
                                                   OFFICE AND                                                FUND         OTHER
                                                    LENGTH OF                                              COMPLEX     DIRECTORSHIPS
        NAME, ADDRESS           POSITION(S) HELD      TIME              PRINCIPAL OCCUPATION(S)          OVERSEEN BY     HELD BY
           AND AGE                  WITH FUND      SERVED (1)           DURING PAST FIVE YEARS             DIRECTOR    DIRECTOR(2)
        -------------           ----------------   ----------           ----------------------           -----------   -------------
INDEPENDENT DIRECTORS:

M. Michelle Coady, Ph.D.        Chairperson of        1996      Assistant Vice President Technology          N/A           None
385 Washington Street           the Board of                    Operations, St. Paul Companies, a St.
St. Paul, MN 55102              Directors                       Paul, Minnesota based property and
Age: 45                                                         casualty insurer, since 1995.

Gary D. Floss                   Director              1998      Managing Partner of Bluefire Partners,       N/A           None
1444 - 18th St. NW                                              Inc., a Minneapolis, Minnesota
New Brighton, MN 55112                                          consulting firm, since 2002; Director
Age: 62                                                         of Quality Assurance and Continuous
                                                                Improvement for Marvin Windows and
                                                                Doors, a Minnesota manufacturer of
                                                                windows and doors, since 2003; Vice
                                                                President of Corporate Quality for
                                                                Medtronic Corporation, a Minneapolis,
                                                                Minnesota manufacturer of medical
                                                                devices, from 1998 to 2002; Vice
                                                                President, Quality & Productivity for
                                                                Computing Devices International, a
                                                                business unit of Ceridian Corporation
                                                                from 1990 to 1997. Ceridian
                                                                Corporation is a Minneapolis,
                                                                Minnesota provider of information
                                                                services in the human resources and
                                                                transportation areas.

David W. Preus                  Director              1984      Presiding Bishop Emeritus of The             N/A           None
60 Seymour Avenue S.E.                                          American Lutheran Church and a
Minneapolis, MN 55414                                           Distinguished Visiting Professor at
Age: 81                                                         Luther Northwestern Theological
                                                                Seminary, St. Paul, Minnesota since
                                                                1989.

Charles J. Walton               Director              1975      Retired; Former President and owner of       N/A           None
653 S.W. Thorn Hill Lane                                        Walton Enterprise Leasing Co., a
Palm City, FL 34990                                             Minneapolis, Minnesota automobile
Age: 80                                                         dealership and leasing corporation,
                                                                from 1960 to 1998.

Arnold M. Weimerskirch          Director              1998      3M Chair of the University of St.            N/A           None
10542 Spyglass Drive                                            Thomas since 2000; Former Vice
Eden Prairie, MN 55347                                          President of Corporate Quality for
Age: 67                                                         Honeywell, Inc., a Minneapolis,
                                                                Minnesota manufacturer of temperature
                                                                control systems and avionics, from
                                                                1960 to 1999.

OFFICERS AND INTERESTED
DIRECTORS:

Mark D. Billeadeau              Director*,            1998      Vice President and Senior Portfolio          N/A           N/A
5100 Eden Avenue,               Vice President                  Manager of the Fund since November
Ste. 204                        and Senior                      1998; Treasurer and Chief Financial
Edina, MN 55436                 Portfolio                       Officer of Robinson Capital since
Age: 47                         Manager                         September 1998.

Craig H. Robinson               Director*,            1998      President and Associate Portfolio            N/A           N/A
5100 Eden Avenue,               President, and                  Manager of the Fund since November
Ste. 204                        Associate                       1998; President and Chief Executive
Edina, MN 55436                 Portfolio Manager               Officer of Robinson Capital since
Age: 46                                                         September 1998.

Renee A. Rasmusson              Treasurer             1998      Treasurer of the Fund since November         N/A           N/A
5100 Eden Avenue,                                               1998; Assistant Treasurer of Robinson
Ste. 204                                                        Capital Management, Inc. since
Edina, MN 55436                                                 December 1994.
Age: 60

Lory M. Hassler                 Assistant             1995      Assistant Secretary and Assistant            N/A           N/A
5100 Eden Avenue,               Secretary and                   Treasurer of the Fund since February
Ste. 204                        Assistant                       1995; Secretary of Robinson Capital
Edina, MN 55436                 Treasurer                       Management, Inc. since September 1998.
Age: 72

John R. Houston                 Secretary             1994      Partner of Robins, Kaplan, Miller &          N/A           N/A
800 LaSalle Avenue,                                             Ciresi L.L.P., legal counsel for the
Ste. 2800                                                       Fund.
Minneapolis, MN 55402
Age: 51

*Designates a director who is an interested person with respect to the Fund as defined in the Investment Company Act of 1940. Mr. Billeadeau and Mr. Robinson are interested persons as defined in the Investment Company Act of 1940 by reason of their status as shareholders, officers and directors of Robinson Capital, the Fund's Investment Advisor and Administrator.

(1) Directors of the Fund serve a term of indefinite length until earlier of death, resignation, removal or disqualification, and stand for re-election by shareholders only as and when required under the Investment Company Act. Officers of the Fund serve one year terms, subject to annual reappointment by the Board of Directors.
(2) Only includes directorships held in a company with a class of securities registered pursuant to Section 12 of the Securities and Exchange Act of 1934, or any company registered as an investment company under the Investment Company Act.

STANDING COMMITTEE OF THE BOARD OF DIRECTORS

         The Audit Committee is currently the only standing committee of the Board of Directors.

                                                                                                            NUMBER OF COMMITTEE
                                                                                         COMMITTEE       MEETING HELD DURING LAST
                                          COMMITTEE FUNCTION                              MEMBERS              FISCAL YEAR
                                          ------------------                              -------              -----------
Audit            The function of the Audit Committee is (i) to recommend the            M. Michelle                  2
Committee        selection, retention or termination of auditors to the Board of        Coady,
                 Directors and in connection therewith, to evaluate the independence    Ph.D., Gary
                 of the auditors, (ii) to oversee the Fund's accounting and financial   D. Floss,
                 reporting policies and practices, its internal controls and, as        Charles J.
                 appropriate, the internal controls of certain service providers,       Walton
                 (iii) to oversee the quality and objectivity of the Fund's financial statements and the independent audit thereof, (iv) to act as a liaison between the Fund's independent auditor and the full Board of
                 Directors, and (v) to pre-approve audit and permitted non-audit services provided by the Fund's independent auditor.

FUND SHARES OWNED BY DIRECTORS

         The table below discloses the dollar ranges of each director's beneficial ownership in shares of the Fund. The information is based on the value of each Fund's shares as of December 31, 2003.

                                                                      AGGREGATE DOLLAR RANGE OF EQUITY
                                                                        SECURITIES IN ALL REGISTERED
                                                                      INVESTMENT COMPANIES OVERSEEN BY
                                        DOLLAR RANGE OF               DIRECTOR IN FAMILY OF INVESTMENT
          NAME OF DIRECTOR       EQUITY SECURITIES IN THE FUND                   COMPANIES
          ----------------       -----------------------------                   ---------
M. Michelle Coady, Ph.D.                 Over $100,000                              N/A
Gary D. Floss                                None                                   N/A
David W. Preus                        $50,001 - $100,000                            N/A
Charles J. Walton                            None                                   N/A
Arnold M. Weimerskirch                       None                                   N/A
Mark D. Billeadeau                           None                                   N/A
Craig H. Robinson                      $10,001 - $50,000                            N/A

COMPENSATION OF OFFICERS AND DIRECTORS

     The Fund does not pay any remuneration directly to its officers, but compensation of officers and employees is paid by Robinson Capital Management, Inc., its current Investment Advisor. During the last fiscal year, the Fund paid Robinson Capital $119,357 for investment advisory services for the year. In addition, legal fees and expenses are also paid to Robins, Kaplan, Miller & Ciresi L.L.P., the law firm of which John R. Houston, Secretary of the Fund, is a partner.

     The following table sets forth aggregate compensation (excluding expenses) paid by the Fund to its directors during the last fiscal year:

                               COMPENSATION TABLE

                                                                     PENSION OR         ESTIMATED         TOTAL
                                                  AGGREGATE     RETIREMENT BENEFITS      ANNUAL        COMPENSATION
                                                COMPENSATION     ACCRUED AS PART OF   BENEFITS UPON   FROM FUND PAID
          NAME OF PERSON, POSITION                FROM FUND        FUND EXPENSES       RETIREMENT      TO DIRECTORS
          ------------------------                ---------        -------------       ----------      ------------
M. Michelle Coady, Ph.D; Director                 $ 1,200               $ 0                $ 0           $ 1,200
Gary D. Floss, Director                           $   800               $ 0                $ 0           $   800
David W. Preus, Director                          $ 1,600               $ 0                $ 0           $ 1,600
Charles J. Walton, Director                       $ 1,600               $ 0                $ 0           $ 1,600
Arnold M. Weimerskirch, Director                  $ 1,600               $ 0                $ 0           $ 1,600
Craig H. Robinson, President and Director         $     0               $ 0                $ 0           $     0
Mark D. Billeadeau, Vice President and
Director                                          $     0               $ 0                $ 0           $     0

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

     The Fund does not know of any person who owns of record on March 8, 2004 more than five percent of the Fund's outstanding securities. On March 8, 2004, the Fund's officers and directors owned 18,714 shares, or 1.04% of the total number of the Fund shares outstanding.

     The Fund and its Investment Advisor have adopted a joint Code of Ethics which, among other things, prohibits activities that violate Rule 17j-1(a) under the Investment Act of 1940. The Code of Ethics also contains limitations on the ability of the directors, officers and employees of the Fund and the Investment Advisor to purchase and sell securities which the Fund purchases and sells.

                      PROXY VOTING POLICIES AND PROCEDURES

         The Fund has adopted the Investment Advisor's Proxy Voting Policies and Procedures pursuant to which the Investment Advisor has undertaken to vote all proxies or other beneficial interest in an equity security prudently and solely in what it believes to be in the best long term interest of its clients (including the Fund), considering all relevant factors and without undue influence from individuals or groups who may have an economic interest in the outcome of a proxy vote. All proxies received by the Fund are reviewed by the designated "Proxy Officer" of the Investment Advisor. The Proxy Officer votes the proxies on behalf of the Fund according to the Proxy Voting Policies and, when necessary, determines the votes regarding issues not clearly covered by the Proxy Voting Policies.

         The Investment Advisor will make its best efforts to avoid material conflicts of interest in the voting of proxies. In situations where the Investment Advisor perceives a material conflict of interest, the Investment Advisor will disclose the conflict to the relevant advisory clients (such as the Fund) and obtain their consent before voting; defer to the voting recommendation of the relevant advisory clients (the Board of Directors in the case of the Fund) or an independent third party provider of proxy services; send the proxy directly to the relevant advisory clients (such as the Fund) for a voting decision; vote the proxy based on the voting guidelines set forth in the Proxy Voting Policies if the application guidelines to the matter presented involved little discretion on the part of the Investment Advisor; or take such other action in good faith (after consultation with counsel) which would protect the interest of advisory clients (such as the Fund).

         The following examples are provided to give a general indication as to how the Investment Advisor will vote proxies on behalf of the Fund on certain issues. However, these examples do not address all potential voting issues or the intricacies that may surround individual proxy votes, and for that reason, actual proxy votes may differ from the guidelines presented below:

     1. ROUTINE ADMINISTRATIVE ITEMS. The Investment Advisor will normally vote with management's recommendation regarding appointment or election of auditors (unless a change of auditor is not satisfactorily explained), change in the time or location of the annual meeting or change in the company name.
     2. CAPITALIZATION. The Investment Advisor will generally review, on a case-by-case basis, proposals regarding the changes in the capitalization of a company, but will normally vote with management's recommendation regarding share repurchase authorization, stock splits and increases in the number of authorized common or preferred shares (unless management intends to use the additional authorized shares to implement a takeover defense). The Investment Advisor will generally oppose dual-class capital structures to increase the number of authorized shares where that class of stock would have superior voting rights.
     3. EXECUTIVE COMPENSATION, STOCK OPTION, AND SAVINGS PLANS. The Investment Advisor will review each compensation plan (including option and savings plans) on a case-by-case basis to determine whether the plan is consistent with prevailing industry practice and does not overly dilute shareholder value.
     4. SEVERANCE COMPENSATION AND "GOLDEN PARACHUTES". Severance compensation arrangements will be reviewed on a case-by-case basis. The Investment Advisor will generally support "golden parachutes" where it believes that they would enable the company to attract and retain key executives. The Investment Advisor will generally oppose "golden parachutes" where payment is particularly onerous and, therefore, would deter a takeover, or does not align management's interests with those of shareholders.
     5. DIRECTOR COMPENSATION. The Investment Advisor typically does not support shareholder proposals which seek to pay directors partially or solely in stock or to eliminate retirement benefits for non-employee directors.
     6. ELECTION OF DIRECTORS. The Investment Advisor will normally vote with management's recommendation on the election of directors in uncontested elections and will evaluate on a case-by-case basis each director in contested elections.
     7. SIZE OF BOARD OF DIRECTORS. The Investment Advisor will generally vote with management's recommendation for proposals to increase or decrease the size of the board, as long as the reasons for the change reflect the best interests of shareholders. The Investment Advisor will generally vote against proposals which limit shareholder ability to change the size of the board.
     8. INDEMNIFICATION OF OFFICERS AND DIRECTORS. The Investment Advisor will generally vote with management's recommendation on proposals relating to the limitation or elimination of the personal liability of directors and officers to the corporation or its shareholders for monetary damages or to indemnify directors under an indemnity agreement. The Investment Advisor will examine on a case-by-case basis, but will normally oppose, proposals to limit or eliminate liability for violation of the duty of care or proposals that would expand indemnification to cover more serious acts such as gross negligence, willful or intentional misconduct, dereliction of duty, improper personal benefit, absence of good faith or reckless disregard.
     9. CLASSIFIED BOARDS. The Investment Advisor will generally vote against management efforts to classify a board and will generally support shareholder proposals to declassify the board of directors and to elect all directors annually.
     10. CUMULATIVE VOTING. The Investment Advisor will evaluate proposals to restore or provide for cumulative voting on a case-by-case basis and will consider such factors as corporate governance provisions as well as relative performance.
     11. STOCK OWNERSHIP REQUIREMENT FOR DIRECTORS. The Investment Advisor will generally vote against proposals requiring a minimum stock ownership position on the part of directors.
     12. MANDATORY RETIREMENT OF DIRECTORS. The Investment Advisor will generally vote against proposals to approve amendments to the bylaws which require directors to retire from the board after reaching a mandatory retirement age or after a length of service.
     13. ANTI-TAKEOVER MECHANISMS AND RELATED ISSUES. The Investment Advisor will examine on a case-by-case basis, but will normally oppose anti-takeover proposals such as greenmail, supermajority provisions and shareholder rights plans (poison pills). The Investment Advisor will generally vote for proposals to adopt a fair price provision, if the shareholder vote requirement included in the provision calls for no more than a majority of disinterested shares.
     14. BUSINESS COMBINATIONS AND RESTRUCTURING. The Investment Advisor will analyze all mergers or restructuring proposals on a case-by-case basis.
     15. SHAREHOLDER RIGHTS. The Investment Advisor will generally oppose proposals to restore preemptive rights to existing shareholders or limit the ability of shareholders to call special meetings and vote on issues outside of the company's annual meeting. The Investment Advisor will generally vote for proposals that provide for confidential shareholder voting and permit shareholder action by written consent.
     16. SOCIAL RESPONSIBILITY ISSUES. The Investment Advisor will normally vote with management's recommendation with regard to social, environmental and ethical issues.

                     INVESTMENT ADVISORY AND OTHER SERVICES

     Robinson Capital, a Minnesota corporation with offices at 5100 Eden Avenue, Suite 204, Edina, Minnesota 55436, is the Investment Advisor for the Fund and provides the Fund with professional investment supervision and management. Robinson Capital is an investment advisory firm controlled by Craig H. Robinson, John C. Robinson, Susan A. Peterson and Beth E. Robinson, who each own 20.97% of the outstanding common stock of Robinson Capital and Mark D. Billeadeau who owns 9.68% of the outstanding common stock of Robinson Capital. Craig H. Robinson, John C. Robinson, Susan A. Peterson and Beth E. Robinson are the children of John P. Robinson, who served as the Fund's President and served on the Board of Directors from the Fund's inception in 1951 until his death in 1998. Craig H. Robinson is President of Robinson Capital and President of the Fund. Since 1995, John C. Robinson has owned and operated a business that provides inventory data management for retail pharmacies. Susan A. Peterson is Chief Financial Officer and founder of Decision Support Software, Inc., and Beth A. Robinson is an independent business consultant, and owns and operates a ceramics business.

     Pursuant to an Investment Advisory Agreement which was approved by the Fund's shareholders on December 9, 1998, Robinson Capital provides the Fund all necessary information, advice, recommendation services and determinations relating to investments and portfolio management.

     As compensation for its services under the Investment Advisory Agreement, Robinson Capital is paid an investment advisory management fee, payable monthly, at an annual rate of 0.60% for average net assets up to and including $100 million, 0.35% for the next $150 million of average net assets and 0.10% for net assets over $250 million. For the fiscal years ended November 30, 2003, 2002 and 2001, the advisory fees paid Robinson Capital were $119,357, $144,431 and $199,389, respectively.

     Robinson Capital also provides the Fund with non-investment advisory management and administrative services necessary for the conduct of the Fund's business pursuant to a Management Agreement which was approved by the Fund's shareholders on December 9, 1998. Robinson Capital prepares and updates securities registration statements and filings, shareholder reports and other documents. In addition, Robinson Capital provides office space and facilities for the management of the Fund and provides accounting, record-keeping and data processing facilities and services. Robinson Capital also provides information and certain administrative services for shareholders of the Fund. For managing the business affairs and providing certain shareholder services pursuant to the Management Agreement, the Fund pays Robinson Capital an administrative fee, payable monthly, at an annual rate of 0.40% of the average daily net assets of the Fund, plus out-of-pocket expenses incurred in connection with shareholder servicing activities such as postage, data entry, stationery, tax forms and other printed material. Robinson Capital may subcontract with other entities to provide certain shareholder servicing activities.

     The Fund's total net assets at the beginning and end of fiscal 2003 were $20,784,948 and $21,102,049, respectively. The combined advisory management fees and non-investment management and administrative fees of 1.00% on the first $100 million of the Fund's net assets, .75% on the next $150 million of the Fund's net assets, and .50% for net assets over $250 million are comparable to comparably positioned mutual funds. For the fiscal year ended November 30, 2003, Robinson Capital received $198,928 in total advisory and management fees from the Fund. Of this amount, $119,357 was paid for investment advisory services and $79,571 was paid for non-investment management or administrative services. For the fiscal year ended November 30, 2002, Robinson Capital received $240,719 in total advisory and management fees from the Fund. Of this amount, $144,471 was paid for investment advisory services and $96,288 was paid for non-investment management or administrative services. For the fiscal year ended November 30, 2001, Robinson Capital received $332,315 in total advisory and management fees from the Fund. Of this amount, $199,389 was paid for investment advisory services and $132,926 was paid for non-investment management or administrative services.

     The Fund pays the investment advisory management fee, administrative fee, shareholder services expenses, transaction costs, interest, taxes, legal, accounting, audit, transfer agent and custodial fees, brokerage commissions and other costs incurred in buying and selling assets, fees paid to directors not affiliated with Robinson Capital, the cost of stationery and envelopes, the cost of qualification and registration of shares under state and federal laws, the cost of solicitation of proxies and certain other operational expenses. The total expenses of the Fund as a percentage of net assets are higher than the comparable percentage paid by many other comparably positioned mutual funds. However, pursuant to its Investment Advisory and Management Agreements, Robinson Capital is contractually obligated during the term of such agreements to pay all Fund expenses (exclusive of brokerage expenses and fees, interest and any federal or state income taxes) which exceed 1.50% of the Fund's average net assets for any fiscal year on the first $100 million of average net assets, 1.25% of the Fund's average net assets for any fiscal year on the next $150 million of average net assets, and 1.00% of the Fund's average net assets for any fiscal year on average net assets in excess of $250 million. For the fiscal year ended November 30, 2003, total expenses of the Fund (net of investment expenses waived by the Investment Advisor) amounted to $299,105 or 1.50% of average net assets. For the fiscal year ended November 30, 2002, total expenses of the Fund (net of investment expenses waived by the Investment Advisor) amounted to $361,352 or 1.50% of average net assets. For the fiscal year ended November 30, 2001, total expenses of the Fund (net of investment expenses waived by the Investment Advisor) amounted to $498,176 or 1.50% of average net assets.

     Each of the Investment Advisory Agreement and Management Agreement will continue in force from year to year so long as the continuance is specifically approved at least annually (1) by the Board of Directors of the Fund or (2) by a vote of the majority of the outstanding voting securities of the Fund, provided that in either event the continuance is also approved by the vote of a majority of directors who are not interested persons of the Fund or Robinson Capital, cast in person at a meeting called for the purpose of voting on such approval. Each of the Investment Advisory Agreement and Management Agreement may be terminated at any time, without the payment of any penalty, by the Board of Directors of the Fund, by a vote of the majority of the Fund's outstanding voting securities, or by Robinson Capital on 60 days' written notice. They each terminate automatically in the event of an assignment.

     At a meeting held on November 20, 2003, the Board of Directors of the Fund approved the continuation of the Fund's Investment Advisory Agreement with Robinson Capital for an additional one-year period. In connection with this approval, the Board of Directors considered, with the assistance of independent counsel, their legal responsibilities and reviewed the nature and quality of Robinson Capital's services provided to the Fund, Robinson Capital's compliance with the Fund's investment policies and restrictions and Robinson Capital's experience and qualifications. The primary reasons underlying the Board of Directors' determination to renew the Fund's Investment Advisory Agreement were as follows:

     1. The Board of Directors determined that the performance results were reasonable as compared with relevant performance standards, including the performance results of the S&P 500 Index, the most comparable market index.
     2. The Board of Directors determined that the advisory fee paid by the Fund was reasonable and fair, based on the nature, quality and scope of the operations and services to be provided to the Fund by Robinson Capital, a survey of similarly situated mutual funds with aggregate assets between $15 million and $27 million and the level of profitability of Robinson Capital in providing management and other services to the Fund in comparison with available industry data.
     3. The Board of Directors evaluated Robinson Capital's investment staff, portfolio management process and current financial condition and reviewed the composition and overall performance of the Fund's portfolio on both a short-term and long-term basis. The Board of Directors considered whether the Fund should obtain alternative portfolio management services and concluded that, under all the circumstances and based on its informed business judgment, the most appropriate course of action in the best interest of the Fund's shareholders was to renew the agreement with Robinson Capital.

     The Fund serves as its own underwriter and distributor of its shares. State Street Corporation, 330 W. 9th Street, P.O. Box 219249, Kansas City, Missouri 64121, currently serves as the Fund's Registrar, Transfer Agent and Dividend Paying Agent and Custodian. State Street Corporation, which is not affiliated with either the Fund or Robinson Capital, maintains the Fund's shareholder records and assets and performs certain accounting services for the Fund. Assets of the Fund may also be held by sub-custodians selected by State Street Corporation and approved by the Board of Directors.

LEGAL COUNSEL

     Robins, Kaplan, Miller & Ciresi L.L.P., Minneapolis, Minnesota, are counsel for the Fund.

INDEPENDENT AUDITORS

     KPMG LLP, 4200 Wells Fargo Center, 90 South 7th Street, Minneapolis, Minnesota 55402, has been selected as the independent auditors of the Fund for its fiscal year ending November 30, 2004.

                    BROKERAGE ALLOCATION AND OTHER PRACTICES

     During the past fiscal year, the Fund had total purchases of portfolio securities, other than short-term securities, of $9,806,902, and sales of such securities of $10,967,741, resulting in portfolio turnover in that year of 50%; compared with a portfolio turnover rate of 68% during fiscal year 2002, and 1% during fiscal year 2001. The Fund's total net assets at the beginning of fiscal 2003 were $20,784,948 and $21,102,049 at the end of the year. The total amount of brokerage fees for handling portfolio transactions of the Fund during the three fiscal years ended November 30, 2003, 2002 and 2001 were $18,514, $48,910 and $4,474, respectively. The significantly higher brokerage fees in fiscal 2002 resulted from the Investment Advisor's rebalancing the Fund's portfolio to select common stocks of companies that have implemented or are implementing a QMS in an effective fashion and have scored well enough to be included in the Q-100(R) Index.

     The Fund's brokerage business is distributed among various brokers and dealers, and the allocation is determined primarily at the discretion of the Investment Advisor. The Investment Advisor may place orders with broker-dealers that sell the Fund's shares, provided the Investment Advisor believes the price and execution are comparable to other broker-dealers. The Fund always seeks to effect its transactions in portfolio securities where it can get prompt execution of orders at the most favorable prices (best execution). The Investment Advisor attempts to evaluate the overall quality and reliability of the broker-dealers and the services provided, including research services, general execution capability, reliability and integrity, willingness to take a position in securities, general operational capabilities and financial condition. The commissions charged by brokers and dealers vary and the Fund is not required by law to utilize the services of national securities exchange members or other brokers or dealers charging the lowest commission for any particular transaction.

     The Fund and its Investment Advisor may consider statistical and factual information, as well as reports on general market conditions, industry analysis and analysis of particular companies whose securities are publicly traded, furnished to them by investment banking firms as a factor in connection with allocation of brokerage business to such firms, provided best execution is still obtained. Such services are generally provided to the Investment Advisor, to the extent that such services are used by it in rendering investment advice to the Fund, they tend to reduce the advisor's expenses. During the last fiscal year, the Fund did not utilize such research services.

     Where the concept of best execution is satisfied by two brokers and one broker charges a lower commission but does not provide such services, the advisor has indicated that it may place its orders with the broker charging a higher commission where the amount of such commission is reasonable in relation to the value of the brokerage and research services provided. If the Investment Advisor purchases such information its expenses will increase without reimbursement from the Fund. If it is concluded that it would be impractical for the Investment Advisor to attempt to provide the full range of services which are available from brokerage firms or if the Investment Advisor deems that it cannot afford purchasing such information and services, it may become necessary to pay a higher level of commissions to firms offering these services. The Investment Advisor will not institute such a policy without the prior authorization of the Fund's Board of Directors, however, and any such payments will be reviewed by the directors on at least a quarterly basis.

     The Fund made no allocation of brokerage business during the last fiscal year to those dealers and brokers who were sellers of the Fund's shares. When appropriate, the Investment Advisor may make brokerage allocation to sellers of Fund shares in the current fiscal year. Purchases and sales of securities which are not listed or traded on a securities exchange will ordinarily be executed with primary market makers acting as principals, except where best execution may otherwise be obtained.

     Robinson Capital is not registered as a broker/dealer and, consequently, did not in fiscal 2001, 2002 and 2003 and will not in fiscal 2004, be acting as broker in the execution of any orders for the Fund.

                       CAPITAL STOCK AND OTHER SECURITIES

CAPITAL STOCK

     General Securities, Incorporated is authorized to issue 10 million shares of the nominal par value of one cent per share. On March 8, 2004, there were 1,808,441 shares outstanding. All shares are fully paid, nonassessable, and transferable and have equal rights in earnings, in voting and on liquidation. There are no junior or senior securities and no preemptive rights. No securities senior to the shares of common stock can be issued.

     The shares have noncumulative voting rights which means that the holders of more than 50% of the shares voting for the election of directors can elect 100% of the directors if they choose to do so, and, in such event, the holders of the remaining less than 50% of the shares voting for the election of directors will not be able to elect any person or persons to the Board of Directors.

                   PURCHASE, REDEMPTION AND PRICING OF SHARES

     In addition to the methods of purchase described in the prospectus, the Fund offers the following plans and services in connection with purchasing shares.

LOW MINIMUM INITIAL INVESTMENT PLAN/AUTOMATIC INVESTMENT PLAN

     A shareholder may automatically purchase additional shares of the Fund through the Low Minimum Initial Investment Plan or Automatic Investment Plan. The minimum initial investment in the Fund is $1,500. However, the Low Minimum Initial Investment Plan allows an account to be opened with an initial investment of $100 and subsequent monthly investments of $100 or more for a one year period. Under these Plans, monthly investments (minimum $100, except where reduced in certain cases by the Fund) are made automatically from the shareholder's account at a bank, savings and loan or credit union into the shareholder's account. By enrolling in either Plan, the shareholder authorizes the Fund and its agents to either draw checks or initiate Automated Clearing House debits against the designated account at a bank or other financial institution. Such account must have check or draft writing privileges. This privilege may be selected by completing the appropriate section on the Account Application or by contacting the Transfer Agent for appropriate forms. If the shareholder also has expedited wire transfer redemption privileges, the same bank, savings and loan or credit union account must be designated for both the Automatic Investment Plan and the wire redemption programs. You may terminate your Plan by sending written notice to the Transfer Agent. Termination by a shareholder will become effective within five days after the Transfer Agent has received the written request. The Fund may immediately terminate a shareholder's Plan in the event that any item is unpaid by the shareholder's financial institution. The payment of proceeds from the redemption of Fund shares purchased through the Automatic Investment Plan may be delayed to allow the check or transfer of funds for payment of the purchase to clear, which may take up to 15 calendar days from the purchase date. If a shareholder cancels the Low Minimum Initial Investment Plan, the Fund reserves the right to redeem the shareholder's account if the balance is below the minimum investment level, currently $1,500. The Fund may terminate or modify this privilege at any time.

INDIVIDUAL RETIREMENT ACCOUNT (IRA PLAN), ROTH IRA, SEP-IRA PLANS, SIMPLE IRA PLANS AND OTHER PLANS

     Any individual with earned income can establish an individual retirement account (IRA) to provide retirement benefits to the individual. The Fund offers an IRA Plan funded with shares of the Fund. The Fund's IRA Plan follows the basic format of the Internal Revenue Service model plan, and accordingly, upon submission to the Internal Revenue Service for approval, the Fund was advised that no further qualifying action was required by individuals adopting the IRA Plan.

     Any person with earned income may establish his or her own traditional IRA by adopting the IRA Plan and may make annual contributions in an amount not exceeding the lesser of 100% of his or her adjusted gross income or $3,000 for the year 2004. An individual can make an additional contribution of up to $3,000 for the year 2004 to an IRA for a non-working spouse if the combined contributions for both the individual's and his or her spouse's IRAs do not exceed 100% of the individual's or spouse's adjusted gross income. Additionally, if an individual has reached the age of 50 before the close of the regular tax year, the regular contribution limit is increased by a catch-up contribution of $500. Under recent tax law changes, the annual contribution limit is scheduled to increase in 2005 and the catch-up contribution limit is scheduled to increase in 2006. Because of these tax law changes, individuals should consult their tax advisors to determine the applicable contribution limit. Contributions to traditional IRAs generally are tax deductible by all individuals except those who are active participants, or whose spouses are active participants, in certain employer sponsored retirement plans and who exceed certain adjusted gross income thresholds. For these individuals, the tax deduction is reduced or eliminated but income on such contributions continues to be currently tax deferred. Minimum annual distributions from a traditional IRA are required beginning no later than April 1 of the year following the year in which the individual attains age 70-1/2. Substantial tax penalties exist for premature distributions from the IRA Plan prior to age 59-1/2 or for failure to make timely distributions. The adoption of the IRA Plan should be reviewed by the individual and his or her tax advisors prior to investing.

     The IRA Plan may be used by individuals to establish a Roth IRA. Although contributions to a Roth IRA are nondeductible, the accumulations on the contributions may be withdrawn tax-free, provided the Roth IRA has been maintained for at least five years and distributions are made only after the individual attains the age 59-1/2, dies, becomes disabled, or to pay for qualified first-time homebuyer expenses. Substantial tax penalties exist for premature distributions of contributions or accumulations from a Roth IRA. The annual limit on contributions to a Roth IRA is $3,000 for the year 2004. As with an ordinary IRA, up to $3,000 for the year 2004 may be contributed to a Roth IRA for a non-working spouse. Additionally, if an individual has reached the age of 50 before the close of the regular tax year, the regular contribution limit is increased by a catch-up contribution of $500. Under recent tax law changes, the annual contribution limit is scheduled to increase in 2005 and the catch-up contribution limit is scheduled to increase in 2006. Because of these tax law changes, individuals should consult their tax advisors to determine the applicable contribution limit. The maximum allowable annual contribution to a Roth IRA is reduced or eliminated for single taxpayers with an adjusted gross income between $95,000 and $110,000, or joint filers with adjusted gross income between $150,000 and $160,000. Generally, individuals with adjusted gross income of $100,000 or less may also roll over to a Roth IRA amounts distributed from a traditional IRA that have been included in the taxpayer's gross income. Contributions to a Roth IRA may be made after age 70-1/2 and distributions are not required to begin at age 70-1/2.

     The IRA Plan may also be utilized by any person under age 70-1/2 to maintain the tax-sheltered treatment of benefits distributed from an employer's tax qualified retirement plan because of the employee's termination of employment. Benefits distributed in a lump sum or installments for a period less than ten years can be invested in the IRA Plan, provided the employee elects either to make a direct rollover from the trustee of the employee's plan to the IRA Plan, or if the employee receives the distribution directly, to invest in the IRA Plan within 60 days of such receipt. In this manner, assets from the previous employer's retirement plan are reinvested, the tax consequences stemming from the distribution are deferred, and the assets deposited in the IRA Plan, at the option of the holder, may in the future be rolled over to a tax qualified retirement plan of a subsequent employer.

     In addition, individuals covered by an employer sponsored Savings Incentive Match Plan for Employees (SIMPLE Plan) or Simplified Employee Pension-IRA Plan (SEP-IRA Plan) may establish an IRA to which the employer can make tax-deductible contributions as a percentage of compensation.

     A SIMPLE Plan is a form of qualified retirement plan available to employers who employ 100 or fewer employees, and are exempt from many of the testing and requirements imposed on other types of qualified retirement plans. The maximum employee contribution amount for a SIMPLE Plan for the year 2004 is $9,000, unless an employee is 50 or older, in which case he or she is entitled to make an additional catch-up contribution of $1,500. The employer sponsoring a SIMPLE Plan is required to make either a matching contribution of 100% of the employee's contributions up to 3% of the employee's compensation (1% in certain years if certain requirements are met) or a uniform contribution to all eligible employees equal to 2% of compensation. Under recent tax law changes, the maximum contribution limit for SIMPLE Plans is scheduled to increase in 2005 and the catch-up contribution limit is scheduled to increase in 2006, so individuals should consult their tax advisors to determine the applicable contribution limit.

     A SEP-IRA Plan is established by an employer to make contributions to the IRAs of each of its employees (with certain exceptions). The employer sponsoring the SEP-IRA may contribute up to the lesser of $40,000 or 25% of the employee's compensation without income recognition to the employee. The employee covered by a SEP-IRA Plan may make additional contributions for the year 2004 of up to $3,000 either to the SEP-IRA Plan or to a separate IRA, which may be tax deductible. Like other IRAs, these additional contribution limits are scheduled to increase in 2005 so individuals should consult their tax advisors to determine the applicable contribution limit.

     A Salary Reduction SEP-IRA Plan (SARSEP) in existence prior to January 1, 1997 allows certain employers with 25 or fewer employees to establish a SEP arrangement funded solely through elective salary reductions. No new SARSEPs may be established on or after January 1, 1997, but those in existence prior to that date are permitted to continue to operate. Generally, the maximum employee contribution amount for the year 2004 is $13,000, unless an employee is 50 or older, in which case he or she is entitled to make an additional catch-up contribution of $3,000 for 2004. Employers are not permitted to provide matching contributions in SARSEPs.

     Under recent tax law changes, the maximum employee contribution amounts and the catch-up contribution are scheduled to increase each year so individuals should consult their tax advisor to determine the applicable contribution limit. An IRA established pursuant to a SEP-IRA Plan, SIMPLE Plan or SARSEP may invest in the Fund.

     Under the Fund's IRA Plan, State Street Corporation serves as custodian of the assets. State Street Corporation will charge an annual maintenance fee of $12 for its custodial services. In addition, there will be a fee of $15 for a lump sum benefit distribution, but no fee for each periodic cash distribution received from the Fund. This fee schedule may be altered at any time by State Street Corporation on 60 days' written notice. Persons opening an IRA Plan may rescind it upon written notice to the custodian on or before the seventh day following acceptance of the IRA Plan by the custodian. Any individual rescinding an IRA Plan during the seven-day period will be fully reimbursed even though it is the Fund's practice to invest all proceeds immediately upon receipt. If the proceeds so invested depreciate prior to rescission, the Investment Advisor will absorb the loss. If the proceeds invested appreciate, the Fund will realize the gain. Shares held in an IRA Plan may be redeemed at any time pursuant to a proper redemption request. See the section "SHAREHOLDER INFORMATION - REDEMPTION OF SHARES" in the prospectus.

     The Fund may in the future establish a Section 529 Plan which would allow individuals and Section 501(c)(3) organizations to establish and contribute to an account to be used for post-secondary educational expenses of designated beneficiaries.

EMPLOYER SPONSORED QUALIFIED RETIREMENT PLANS

     Employer sponsored pension plans and their related trusts that are qualified under the Internal Revenue Code, including so-called Section 401(k) salary reduction plans, may invest in mutual funds such as General Securities, Incorporated. An employee may contribute up to $13,000 to these qualified retirement plans for the year 2004. If an individual has reached the age of 50 before the close of the regular tax year, the regular contribution limit is increased by a catch-up contribution that is $3,000 for the year 2004. Under recent tax law changes, the contribution limit and the catch-up contribution are scheduled to increase in 2005 so individuals should consult their tax advisors to determine the applicable contribution limit.

     A SIMPLE Plan may be established by an employer with 100 or less employees under which contributions are made to a tax exempt trust (rather than individual IRAs as described above) which may also invest in the Fund. The employer sponsoring a SIMPLE Plan is required to make either a matching contribution of 100% of the employee's contributions up to 3% of the employee's compensation (1% in certain years if certain requirements are met) or a uniform contribution to all eligible employees equal to 2% of compensation. Certain retirement plans permit employees to elect to contribute portions of their compensation pre-tax to such plans in addition to the employer's contribution, subject to the above limits. Generally, such individual contributions are limited to a maximum dollar amount of compensation each year described above.

     Self-employed individuals may also establish such qualified retirement plans for themselves and their eligible employees, if any. These individuals may make annual tax deductible contributions out of earned income to their self-employed plan to purchase shares of the Fund. The deductible contributions individuals may make to their self-employed plan are subject to various limits and may be adjusted for inflation so individuals should consult their tax advisors to determine the applicable contribution limits. Prior to 1997, the Fund provided a Self-Employed Retirement Plan document and Custodial Agreement for adoption by self-employed individuals. After 1996, self-employed individuals are responsible for amending the documents to maintain compliance with tax and other laws, or adopting new documents to maintain compliance with such laws. Initial and annual maintenance fees, withdrawal, termination and distribution fees are charged by State Street Corporation, the custodian bank, according to a schedule of fees established in the Custodial Agreement. The fees are the same as the fees State Street Corporation charges for IRA Plan services. The custodian has reserved the right to increase fees for its services on 60 days' written notice.

     Interested persons should consult with an attorney and a qualified trustee regarding the nature of such plans, including their tax consequences and dollar limitations. Since such a retirement investment program involves commitments covering future years and tax penalties for premature distributions, it is important that the investor consider the investment objective of the Fund as described in the prospectus and this Statement of Additional Information. The Fund may elect to provide quarterly statements containing information regarding transactions for the period covered in lieu of confirming each transaction to persons making purchases pursuant to the IRA Plan, SEP-IRA, SIMPLE IRA, SARSEP or employer sponsored qualified retirement plans.

AUTOMATIC WITHDRAWAL PLAN

     The owner of $10,000 or more of Fund shares at net asset value may provide for the payment from the owner's account of any requested dollar amount of $100 or more to be paid to the owner or a designated payee monthly, quarterly, semi-annually or annually. Shares are redeemed on the fifth business day from the end of the month so that the payee will receive payment approximately the first week of the following month. When receiving payments under the Automatic Withdrawal Plan, any income and capital gain dividends will be automatically reinvested at net asset value on the reinvestment date. A sufficient number of full and fractional shares will be redeemed to make the designated payment. Depending upon the size of the payments requested and fluctuations in the net asset value of the shares redeemed, redemptions for the purpose of making such payments may reduce or even exhaust the account.

     The Fund reserves the right to amend the Automatic Withdrawal Plan on 30 days' written notice and to terminate this privilege at any time. The plan may be changed or terminated at any time by you in writing, with all registered owners' signatures guaranteed. Additional information concerning signature guarantees appears under the section entitled "REDEMPTION OF SHARES - SELLING BY MAIL".

DETERMINATION OF OFFERING PRICE AND NET ASSET VALUE

     Shares of the Fund may be purchased at a price equal to their net asset value. The net asset value of a Fund share is the proportionate interest of each share (or fractional share) in the net corporate assets. Net asset value is based upon and varies with changes in the market value of securities owned by the Fund. It is generally calculated at the close of business every business day except national holidays and other days when the New York Stock Exchange is closed. For the purposes of determining the net corporate assets, securities are valued, as of the market close New York time, on the basis of the last sale. If no sale occurred that day, securities traded on a national securities exchange, the Nasdaq Stock Market or in the over-the-counter market are valued at the last bid price, excluding brokerage commissions and odd lot premiums. Securities having no readily available market quotation and all other assets are valued in good faith at "fair value" under the direction of the Board of Directors.

     Computation of net asset value as of November 30, 2003 is illustrated below:

              Market value of portfolio securities          $ 21,103,893
              Cash and receivables less liabilities         $     (1,844)
              Net assets                                    $ 21,102,049
              Number of Shares outstanding                     1,866,401
              Net asset value per share (net assets
                   Divided by shares outstanding)           $      11.31

     The net asset value used by General Securities, Incorporated in selling and redeeming shares is that of the computation at the close of business immediately following the receipt of a subscription for shares or of a request for redemption.

                              TAXATION OF THE FUND

     As an investment company, and so long as certain diversification of assets and source of income requirements prescribed by the Internal Revenue Code are met and at least 90% of its investment company taxable income plus certain other amounts are distributed to its shareholders, the Fund is allowed to deduct certain dividends paid to shareholders and pass through the tax character of certain dividends and long-term and mid-term capital gains to shareholders who receive dividend distributions. The Fund always has qualified for such tax treatment under Subchapter M of the Internal Revenue Code (including with respect to the last fiscal year) and intends to continue to do so.

                         CALCULATION OF PERFORMANCE DATA

         For purposes of quoting and comparing the performance of the Fund's shares to that of other mutual funds and to other relevant market indices in advertisements or in reports to shareholders, performance may be stated in terms of "annual total return," "cumulative total return," "average annual total return after taxes on distributions" or "average annual total return after taxes on distributions and redemptions." Under the rules of the Securities and Exchange Commission (the "SEC"), the Fund's advertising performance must include average annual total return quotations calculated according to the following formula:

                         P(1+T)(TO THE POWER OF n) = ERV

Where:

               P    =   a hypothetical initial payment of $1,000;

               T    =   average annual total return;

               n    =   number of years; and

               ERV  =   ending redeemable value at the end of the period of a
                        hypothetical $1,000 payment made at the beginning of such period.

     This calculation assumes all dividends and capital gains distributions are reinvested at net asset value on the appropriate reinvestment date as described in the prospectus, and includes all recurring fees, such as investment advisory and management fees, charged to all shareholder accounts. The average annual total returns on investments in the Fund for the one, five and ten year periods ended December 31, 2003 were 24.65%, (2.09)% and 5.75%, respectively. The average annual total returns on investments in the Fund for the one, five and ten year periods ended November 30, 2003 were 11.50%, (2.90)% and 5.36%, respectively.

     Cumulative total return is computed by finding the cumulative compounded rate of return over the period indicated in the advertisement that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                              CTR = (ERV - P) - 100
                                    ---------------
                                       P

Where:

               CTR  =   Cumulative total return

               ERV  =   ending redeemable value at the end of the period of a
                        hypothetical $1,000 payment made at the beginning of such period; and

               P    =   initial payment of $1,000

     This calculation assumes all dividends and capital gains distributions are reinvested at net asset value on the appropriate reinvestment date as described in the prospectus, and includes all recurring fees, such as investment advisory and management fees, charged to all shareholder accounts. The cumulative total returns on investments in the Fund for the one, five and ten year periods ended December 31, 2003 were 24.65%, (6.14)% and 32.25%, respectively. The cumulative total returns on investments in the Fund for the one, five and ten year periods ended November 30, 2003 were 11.50%, (8.45)% and 29.83%, respectively.

     The Fund may also quote after-tax total returns in advertisements. After-tax total returns show the Fund's annualized after-tax total returns for the time period specified. After-tax total returns with redemptions show the Fund's annualized after-tax total return for the time period specified plus the tax effects of selling Fund shares at the end of the period. To determine these figures, all income, short-term capital gain distributions, and long-term capital gain contributions are assumed to have been taxed at the actual historical federal maximum tax rate. Those maximum tax rates are applied to distributions prior to reinvestment and the after-tax portion is assumed to have been invested in the Fund. State and local taxes are disregarded. After-tax returns may be greater than before-tax returns if tax losses are reflected in an after-tax calculation.

     Average annual total return after taxes on distributions is calculated according to the following formula:

                 P(1+T)(TO THE POWER OF n) = ATV(SUB D)

Where:

          P            =   a hypothetical initial payment of $1,000;

          T            =   average annual total return (after taxes on
                           distributions);

          n            =   number of years; and

          ATV(SUB D)   =   ending value at the end of the period of a
                           hypothetical $1,000 payment made at the beginning of such period, after taxes on fund distributions but not after taxes on redemption.

     This calculation assumes all dividends and capital gains distributions, less taxes due on distributions, are reinvested at net asset value on the appropriate reinvestment date as described in the prospectus, and includes all recurring fees, such as investment advisory and management fees, charged to all shareholder accounts. The average annual total returns after taxes on distributions on investments in the Fund for the one, five and ten year periods ended December 31, 2003 were 24.19%, (2.97)% and 4.19%, respectively. The average annual total return after taxes on distributions on investments in the Fund for the one, five and ten year periods ended November 30, 2003 were 11.09%, (3.77)% and 3.81%, respectively.

     Average annual total return after taxes on distributions and redemption is calculated according to the following formula:

                 P(1+T)(TO THE POWER OF n) = ATV(SUB DR)

Where:

         P             =   a hypothetical initial payment of $1,000;

         T             =   average annual total return (after taxes on
                           distributions and redemption);

         n             =   number of years; and

         ATV(SUB DR)   =   ending value at the end of the period of a
                           hypothetical $1,000 payment made at the beginning of such period, after taxes on fund distributions and redemption.

     This calculation assumes all dividends and capital gains distributions, less taxes due on distributions, are reinvested at net asset value on the appropriate reinvestment date as described in the prospectus, and includes all recurring fees, such as investment advisory and management fees, charged to all shareholder accounts. The average annual total returns after taxes on distributions and redemption on investments in the Fund for the one, five and ten year periods ended December 31, 2003 were 16.40%, (1.93)% and 4.39%, respectively. The average annual total returns after taxes on distributions and redemption on investments in the Fund for the one, five and ten year periods ended November 30, 2003 were 7.84%, (2.57)% and 4.08%, respectively.

     Under each of the above formulas, the time periods used in advertising will be based on rolling calendar and fiscal quarters, updated to the last day of the most recent quarter prior to submission of the advertisement for publication.

     Past performance is not predictive of future performance. All advertisements containing performance data of any kind represent past performance and the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. After-tax returns reflect past tax effects and are not predictive of future tax effects. Actual after-tax returns depend on a shareholder's tax situation and may differ from those advertised by the Fund.

                              FINANCIAL STATEMENTS

     The Fund's Financial Statements for the year ended November 30, 2003 and the report of KPMG LLP are incorporated in this Statement of Additional Information by reference to its annual report filed as part of its Form N-CSR with the SEC on February 9, 2004. The annual report is available without charge by calling the Fund at (800) 577-9217.

                        GENERAL SECURITIES, INCORPORATED

                       REGISTRATION STATEMENT ON FORM N-1A

                                     PART C

                                OTHER INFORMATION

ITEM 23 -- EXHIBITS

(a) Articles of Incorporation(5)
(b) Bylaws(5)
(c) Not applicable
(d)(1) Investment Advisory Agreement(3)
(d)(2) Management Agreement(3)
(e) Not applicable
(f) Not applicable
(g) Custody Agreement(2)
(h) Transfer Agency Agreement(2)
(i) Opinion of Counsel(1)
(j) Consent of Independent Auditors(5)
(k) Not applicable
(l) Not applicable
(m) Not applicable
(n) Not applicable
(o) Not applicable
(p) Code of Ethics(4)

----------
(1) Incorporated by reference to the initial Form N-1A Registration Statement, File No. 2-77092.
(2) Incorporated by reference to Form N-1A Registration Statement, Amendment 13, File No. 2-77092.
(3) Incorporated by reference to Form N-1A Registration Statement, Amendment 19, File No. 2-77092.
(4) Incorporated by reference to Form N-1A Registration Statement Amendment 20, File No. 2-77092.
(5) Filed herewith.


ITEM 24 -- PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

     All of the officers (except the Secretary) and two of the directors (Messrs. Robinson and Billeadeau) of the Fund are employees officers and/or directors of Robinson Capital Management, Inc., the Fund's Investment Advisor. Messrs. Robinson and Billeadeau own 20.97% and 9.68% of Robinson Capital, respectively.

ITEM 25 -- INDEMNIFICATION

     It is the Fund's policy to indemnify its directors and officers, employees and other agents to the maximum extent permitted by Minnesota Statutes Section 302A.521, as now enacted or hereafter amended, as set forth in the Article XIII of the Fund's bylaws, provided that no such indemnification may be made if it would be in violation of Section 17(h) of the Investment Company Act of 1940, as now enacted or hereafter amended. Section 302A.521 provides that a corporation shall indemnify any person made or threatened to be made a party to a proceeding by reason of the former or present official capacity of such person against judgments, penalties, fines, including, without limitation, excise taxes assessed against such person with respect to an employee benefit plan, settlements and reasonable expenses, including attorneys' fees and disbursements, incurred by such person in connection with the proceeding, if, with respect to the acts or omissions of such person complained of in the proceeding, such person (1) has not been indemnified therefor by another organization or employee benefit plan; (2) acted in good faith; (3) received no improper personal benefit and Section 302A.255 (with respect to director conflicts of interest), if applicable, has been satisfied; (4) in the case of a criminal proceeding, had no reasonable cause to believe the conduct was unlawful; and (5) reasonably believed that the conduct was in the best interest of the corporation in the case of acts or omissions in such person's official capacity for the corporation, or reasonably believed that conduct was not opposed to the best interests of the corporation in the case of acts or omissions in such person's official capacity for other affiliated organizations.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and persons controlling the Fund pursuant to the foregoing provisions, or otherwise, the Fund has been informed that in the opinion of the SEC such indemnification is against public policy as expressed in the Act and is therefore unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Fund of expenses incurred or paid by a director, officer or controlling person of the Fund in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Fund will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 26 -- BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISOR

     Information on the business of the Fund's Investment Advisor and on the officers and directors of the Investment Advisor is set forth under the section "FUND MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE - THE FUND'S INVESTMENT ADVISOR" in the accompanying prospectus (Part A of this Registration Statement) and under the section "MANAGEMENT OF THE FUND; DIRECTORS AND OFFICERS" in the accompanying Statement of Additional Information (Part B of this Registration Statement).

ITEM 27 -- PRINCIPAL UNDERWRITERS

(a) As set forth in the accompanying prospectus and Statement of Additional Information, the Fund acts as its own underwriter.

(b) Not applicable

(c) Not applicable.

ITEM 28 -- LOCATION OF ACCOUNTS AND RECORDS

     The accounts, books and other documents required to be maintained by the Fund pursuant to Section 31(a) of the Investment Company Act of 1940 and rules promulgated thereunder are in the possession of Robinson Capital Management, Inc. at its offices at 5100 Eden Avenue, Suite 204, Edina, Minnesota 55436 except those books, records and other documents maintained by the custodian, transfer agent and registrar, State Street Corporation, which are located at its offices at 330 W. 9th Street, P. O. Box 219249, Kansas City, Missouri 64121.

ITEM 29 -- MANAGEMENT SERVICES

Not applicable.

ITEM 30 -- UNDERTAKINGS

Not applicable.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Minneapolis, and State of Minnesota, on the 22nd day of March, 2004.

                        GENERAL SECURITIES, INCORPORATED


                            BY /s/ Craig H. Robinson
                            -------------------------
                               CRAIG H. ROBINSON
                               PRESIDENT

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form N-1A has been signed below by the following persons in the capacities and on the date indicated.

     NAME/SIGNATURE                                       TITLE                                DATE
     --------------                                       -----                                ----
                                               PRESIDENT AND DIRECTOR                     March 22, 2004
     /s/ Craig H. Robinson                     (PRINCIPAL EXECUTIVE OFFICER)
     -------------------------------
         CRAIG H. ROBINSON

     /s/ M. Michelle Coady                     DIRECTOR                                   March 22, 2004
     -------------------------------
         M. MICHELLE COADY

     /s/ Gary D. Floss                         DIRECTOR                                   March 22, 2004
     -------------------------------
         GARY D. FLOSS

     /s/ David W. Preus                        DIRECTOR                                   March 22, 2004
     ------------------------------
         DAVID W. PREUS

     /s/ Charles J. Walton                     DIRECTOR                                   March 22, 2004
     ------------------------------
         CHARLES J. WALTON

     /s/ Arnold M. Weimerskirch                DIRECTOR                                   March 22, 2004
     -----------------------------
         ARNOLD M. WEIMERSKIRCH

     /s/ Mark D. Billeadeau                    VICE PRESIDENT AND DIRECTOR                March 22, 2004
     -----------------------------
         MARK D. BILLEADEAU

                                               TREASURER(PRINCIPAL FINANCIAL              March 22, 2004
     /s/ Renee A. Rasmusson                    OFFICER)
     -----------------------------
         RENEE A. RASMUSSON

                                  EXHIBIT INDEX

         EXHIBIT                   DESCRIPTION
         -------                   -----------
           (a)          Articles of Incorporation(5)
           (b)          Bylaws(5)
           (c)          Not applicable
           (d)(1)       Investment Advisory Agreement(3)
           (d)(2)       Management Agreement(3)
           (e)          Not applicable
           (f)          Not applicable
           (g)          Custody Agreement(2)
           (h)          Transfer Agency Agreement(2)
           (i)          Opinion of Counsel(1)
           (j)          Consent of Independent Auditors(5)
           (k)          Not applicable
           (l)          Not applicable
           (m)          Not applicable
           (n)          Not applicable
           (o)          Not applicable
           (p)          Code of Ethics(4)

----------
(1) Incorporated by reference to the initial Form N-1A Registration Statement, File No. 2-77092.
(2) Incorporated by reference to Form N-1A Registration Statement, Amendment 13, File No. 2-77092.
(3) Incorporated by reference to Form N-1A Registration Statement, Amendment 19, File No. 2-77092.
(4) Incorporated by reference to form N-1A Registration Statement, Amendment 20, File No. 2-77092.
(5) Filed herewith.